UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 09/30/2009

Item 1 –	Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock Balanced Capital Fund, Inc.

ANNUAL REPORT | SEPTEMBER 30, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month

US equities (S&P 500 Index)	34.02%	(6.91)%

Small cap US equities (Russell 2000 Index)	43.95	(9.55)

International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2009

Portfolio Management Commentary

Effective December 15, 2008, the Fund’s equity benchmark was changed from the S&P 500 Index to the Russell 1000 Index to more accurately reflect the Fund’s investment strategy. In addition, the Fund will compare its performance to a 60%/40% customized weighted index comprised of the Russell 100O Index (60%) and the Barclays Capital US Aggregate Bond Index (40%).

How did the Fund perform?

•

For the 12-month period, the Fund, through its investments in Master Large Cap Core Portfolio of Master Large Cap Series (“equity allocation”) and Master Total Return Portfolio of Master Bond LLC (“fixed income allocation”), underperformed its blended benchmark, a 60%/40% composite of the Russell 1000 Index and the Barclays Capital US Aggregate Bond Index, respectively. Fund results outpaced those of both all-equity benchmarks, the S&P 500 Index and the Russell 1000 Index, but trailed the fixed income benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•

The Fund’s fixed income allocation detracted from performance in the fourth quarter of 2008, overshadowing its contribution in the first three quarters of 2009. During the first part of the period, fixed income performance was hindered by an allocation to spread assets, including commercial mortgage-backed securities, non-agency mortgage-backed securities and asset-backed securities. The Fund’s equity allocation had a negative effect on its aggregate performance, particularly during the first three quarters of 2009. In this segment of the portfolio, names in industrials, financials and consumer discretionary detracted from performance as investments were concentrated among higher-quality, defensive names (preferred companies with more earnings stability) rather than cyclical, high-beta ones, which outperformed.

•

Though the Fund’s fixed income allocation was a detractor in aggregate for the 12 months, it was a strong contributor for the first three quarters of 2009. During this time, the fixed income segment benefited from a reversal of last year’s flight to quality, as the US government implemented a series of quantitative easing programs in the first quarter of 2009 aimed at restoring liquidity to the credit market. As a result, exposure to the above mentioned spread sectors, as well as to investment-grade corporates, was beneficial as spreads continued to narrow following the implementation of the US government quantitative easing programs.

Describe recent portfolio activity.

•

Late in the second quarter of 2009, we increased the portfolio’s equity allocation to create an overweight position relative to the blended benchmark, and reduced the fixed income allocation to accomplish this shift. Prior to this shift, market activity had brought our equity overweight to a neutral weight.

Describe portfolio positioning at period end.

•	At period end, the portfolio was overweight relative to the blended benchmark in equities and underweight in fixed income.

•

As it becomes more apparent that we are in the midst of an economic recovery, the market has increasingly discounted positive surprises, and financial assets in general are no longer mispriced. While we have benefited from a cyclical tilt in the portfolio during the stabilization and recovery cycle, we think it is important to be more cognizant of what is priced by the market. We find ourselves asking how much of the recovery is based on fundamentals, and how much of it is based on the effects of accommodative policy. The question that remains to be answered is if liquidity-driven asset price reflation has outpaced improvements of economic fundamentals. While we wait for more evidence of a self-sustained recovery, we believe the current environment of low inflation and slow recovery is still favorable for stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,225.80	$3.57	$1,000	$1,021.89	$3.24
Investor A	$1,000	$1,224.10	$5.35	$1,000	$1,020.29	$4.86
Investor B	$1,000	$1,218.60	$10.23	$1,000	$1,015.87	$9.30
Investor C	$1,000	$1,218.70	$9.84	$1,000	$1,016.23	$8.95
Class R	$1,000	$1,221.40	$7.63	$1,000	$1,018.23	$6.93

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional, 0.96% for Investor A, 1.84% for Investor B, 1.77% for Investor C and 1.37% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in Master portfolios, the expense table example reflects the expenses of both the Fund and the Master portfolios in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund, through a fully managed investment policy, utilizes equity, debt and convertible securities.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

This unmanaged index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

[5]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Fund now uses this index as its equity benchmark rather than the S&P 500 Index because it more accurately reflects the Fund’s investment strategy.

[6]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[7]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	22.58%	(3.53)%	N/A	1.87%	N/A	2.29%	N/A
Investor A	22.41	(3.79)	(8.84)%	1.59	0.50%	2.02	1.47%
Investor B	21.86	(4.69)	(8.62)	0.75	0.47	1.38	1.38
Investor C	21.87	(4.56)	(5.43)	0.79	0.79	1.22	1.22
Class R	22.14	(4.25)	N/A	1.25	N/A	1.79	N/A
S&P 500 Index	34.02	(6.91)	N/A	1.02	N/A	(0.15)	N/A
Barclays Capital US Aggregate Bond Index	5.59	10.56	N/A	5.13	N/A	6.30	N/A
Russell 1000 Index	35.22	(6.14)	N/A	1.49	N/A	0.41	N/A
60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index	22.71	1.16	N/A	3.25	N/A	3.09	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

The Benefits and Risks of Leveraging

The Master Total Return Portfolio of Master Bond LLC (the “Master Bond LLC”) may utilize leverage to seek to enhance its yield. However, this objective cannot be achieved in all interest rate environments.

The Master Bond LLC may utilize leverage through borrowings, including participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Master Bond LLC on its longer-term portfolio investments. To the extent that the total assets of the Master Bond LLC (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Bond LLC’s investors will benefit from the incremental net income.

Furthermore, the value of the Master Bond LLC’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Master Bond LLC’s NAV positively or negatively in addition to the impact on the Master Bond LLC’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Master Bond LLC, but as described above, it also creates risks as short-or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Bond LLC’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Bond LLC’s net income will be less than if leverage had not been used. The Master Bond LLC may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Master Bond LLC to incur losses. The use of leverage may limit the Master Bond LLC’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Bond LLC will incur expenses in connection with the use of leverage, all of which are borne by Master Bond LLC investors and may reduce income.

Derivative Financial Instruments

The Master Bond LLC may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements of the Master Bond LLC, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Master Bond LLC’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Master Bond LLC to sell or purchase portfolio securities at inopportune times or distressed values, may limit the amount of appreciation the Master Bond LLC can realize on an investment or may cause the Master Bond LLC to hold a security that it might otherwise sell. The Master Bond LLC’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	7

Statement of Assets and Liabilities

September 30, 2009

Assets

Investment in Master Large Cap Core Portfolio of Master Large Cap Series LLC (“Master Large Cap LLC”)[1] (cost — $706,463,885)	$808,490,134
Investment in Master Total Return Portfolio of Master Bond LLC (“Master Bond LLC”)[1] (cost — $452,743,011)	440,075,360
Investments in BlackRock Liquidity Funds, TempFund, Institutional Class, 0.20% (shares — 7,075,967; cost — $7,075,967)	7,075,967
Cash	196,791
Capital shares sold receivable	662,771
Dividends receivable	347,872
Prepaid expenses	51,415
Other assets	327

Total assets	1,256,900,637

Liabilities

Capital shares redeemed payable	5,847,342
Service and distribution fees payable	175,347
Investment advisory fees payable	104,661
Officer’s and Directors’ fees payable	1,417
Other affiliates payable	43,903
Other accrued expenses payable	279,885

Total liabilities	6,452,555

Net Assets	$1,250,448,082

Net Assets Consist of

Paid-in capital	$1,346,779,125
Undistributed net investment income	10,617,210
Accumulated net realized loss	(196,328,972)
Net unrealized appreciation/depreciation	89,380,719

Net Assets	$1,250,448,082

Net Asset Value

Institutional — Based on net assets of $626,710,681 and 32,687,409 shares outstanding, 400 million shares authorized, $0.10 par value	$19.17

Investor A — Based on net assets of $529,120,067 and 27,693,480 shares outstanding, 200 million shares authorized, $0.10 par value	$19.11

Investor B — Based on net assets of $23,962,819 and 1,291,374 shares outstanding, 500 million shares authorized, $0.10 par value	$18.56

Investor C — Based on net assets of $60,460,737 and 3,398,772 shares outstanding, 200 million shares authorized, $0.10 par value	$17.79

Class R — Based on net assets of $10,193,778 and 556,803 shares outstanding, 500 million shares authorized, $0.10 par value	$18.31

[1] The Master Large Cap LLC and Master Bond LLC are together referred to as the Master Portfolios.

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Statement of Operations

Year Ended September 30, 2009

Investment Income

Dividends	$6,903,933
Foreign taxes withheld	(45,190)
Income — affiliated	195,752
Net investment income allocated from the Master Portfolios:
Interest	27,966,941
Dividends	10,169,084
Securities lending — affiliated	250,409
Income — affiliated	10,141
Expenses	(3,184,454)

Total investment income and net investment income allocated from the Master Portfolios	42,266,616

Expenses

Investment advisory	5,137,285
Service — Investor A	1,265,650
Service and distribution — Investor B	310,590
Service and distribution — Investor C	585,148
Service and distribution — Class R	41,833
Transfer agent — Institutional	718,448
Transfer agent — Investor A	942,587
Transfer agent — Investor B	119,156
Transfer agent — Investor C	142,584
Transfer agent — Class R	33,457
Professional	173,859
Printing	132,931
Registration	71,724
Officer and Directors	45,946
Custodian	26,401
Miscellaneous	65,232

Total expenses	9,812,831
Less fees waived by advisor	(2,584,665)

Total expenses after fees waived	7,228,166

Net investment income	35,038,450

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(160,214,767)
Litigation proceeds	2,930,636
Foreign currency	(67,726)
Allocations from the Master Portfolios from investments, financial futures contracts, swaps, options written and foreign currency	(26,151,339)

(183,503,196)

Net change in unrealized appreciation/depreciation on:
Investments	(105,153,041)
Foreign currency	(2,130)
Allocations from the Master Portfolios from investments, financial futures contracts, swaps, options written and foreign currency	157,406,787

52,251,616

Total realized and unrealized loss	(131,251,580)

Net Decrease in Net Assets Resulting from Operations	$(96,213,130)

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	9

Statements of Changes in Net Assets

	Year Ended September 30,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$35,038,450	$51,202,989
Net realized gain (loss)	(183,503,196)	103,555,389
Net change in unrealized appreciation/depreciation	52,251,616	(517,691,180)

Net decrease in net assets resulting from operations	(96,213,130)	(362,932,802)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(21,167,458)	(30,844,825)
Investor A	(15,847,672)	(20,787,450)
Investor B	(645,218)	(1,239,918)
Investor C	(1,576,216)	(1,675,711)
Class R	(245,238)	(244,075)
Net realized gain:
Institutional	(38,631,077)	(84,351,170)
Investor A	(31,696,565)	(60,554,500)
Investor B	(2,333,091)	(6,278,295)
Investor C	(4,249,121)	(6,968,380)
Class R	(509,733)	(736,933)

Decrease in net assets resulting from dividends and distributions to shareholders	(116,901,389)	(213,681,257)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(132,197,389)	(224,109,003)

Net Assets

Total decrease in net assets	(345,311,908)	(800,723,062)
Beginning of year	1,595,759,990	2,396,483,052

End of year	$1,250,448,082	$1,595,759,990

Undistributed net investment income	$10,617,210	$12,567,281

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Financial Highlights

	Institutional					Investor A

	Year Ended September 30,					Year Ended September 30,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$21.96	$29.29	$27.71	$27.00	$26.76	$21.88	$29.19	$27.63	$26.92	$26.69

Net investment income[1]	0.54	0.71	0.71	0.63	0.57	0.48	0.62	0.63	0.57	0.50
Net realized and unrealized gain (loss)	(1.60)	(5.31)	2.98	2.22	1.57	(1.58)	(5.28)	2.97	2.21	1.56

Net increase (decrease) from investment operations	(1.06)	(4.60)	3.69	2.85	2.14	(1.10)	(4.66)	3.60	2.78	2.06

Dividends and distributions from:
Net investment income	(0.62)	(0.76)	(0.77)	(0.54)	(0.64)	(0.56)	(0.68)	(0.70)	(0.47)	(0.57)
Net realized gain	(1.11)	(1.97)	(1.34)	(1.60)	(1.26)	(1.11)	(1.97)	(1.34)	(1.60)	(1.26)

Total dividends and distributions	(1.73)	(2.73)	(2.11)	(2.14)	(1.90)	(1.67)	(2.65)	(2.04)	(2.07)	(1.83)

Net asset value, end of year	$19.17	$21.96	$29.29	$27.71	$27.00	$19.11	$21.88	$29.19	$27.63	$26.92

Total Investment Return[2]

Based on net asset value	(3.53)%[3]	(16.99)%	13.85%	11.24%	8.18%	(3.79)%[3]	(17.25)%	13.52%	10.98%	7.88%

Ratios to Average Net Assets[4]

Total expenses	0.85%	0.58%	0.57%	0.61%	0.61%	1.17%	0.88%	0.84%	0.86%	0.85%

Total expenses after fees waived	0.64%	0.56%	0.55%	0.59%	0.58%	0.95%	0.85%	0.82%	0.84%	0.83%

Net investment income	3.12%	2.72%	2.50%	2.40%	2.11%	2.80%	2.42%	2.23%	2.15%	1.86%

Supplemental Data

Net assets, end of year (000)	$626,711	$806,612	$1,271,031	$1,215,143	$1,340,212	$529,120	$655,429	$913,955	$912,518	$965,951

Portfolio turnover of the Fund[5]	94%[6]	27%	22%	12%	15%	94%[6]	27%	22%	12%	15%

Portfolio turnover of Master Bond LLC	708%[7]	—	—	—	—	708%[7]	—	—	—	—

Portfolio turnover of Master Large Cap LLC	168%[8]	—	—	—	—	168%[8]	—	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return for Institutional Shares would have been (3.88)% and Investor A Shares would have been (4.19)%.

[4]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]	Excludes transactions in the Master Portfolios.

[6]	Represents portfolio turnover for the period October 1, 2008 to January 29, 2009.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[8]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	11

Financial Highlights (continued)

	Investor B					Investor C

	Year Ended September 30,					Year Ended September 30,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$21.24	$28.36	$26.87	$26.19	$25.98	$20.51	$27.52	$26.17	$25.59	$25.45

Net investment income[1]	0.32	0.39	0.39	0.35	0.29	0.32	0.39	0.39	0.34	0.28
Net realized and unrealized gain (loss)	(1.55)	(5.13)	2.87	2.15	1.52	(1.50)	(4.95)	2.79	2.11	1.48

Net increase (decrease) from investment operations	(1.23)	(4.74)	3.26	2.50	1.81	(1.18)	(4.56)	3.18	2.45	1.76

Dividends and distributions from:
Net investment income	(0.34)	(0.41)	(0.43)	(0.22)	(0.34)	(0.43)	(0.48)	(0.49)	(0.27)	(0.36)
Net realized gain	(1.11)	(1.97)	(1.34)	(1.60)	(1.26)	(1.11)	(1.97)	(1.34)	(1.60)	(1.26)

Total dividends and distributions	(1.45)	(2.38)	(1.77)	(1.82)	(1.60)	(1.54)	(2.45)	(1.83)	(1.87)	(1.62)

Net asset value, end of year	$18.56	$21.24	$28.36	$26.87	$26.19	$17.79	$20.51	$27.52	$26.17	$25.59

Total Investment Return[2]

Based on net asset value	(4.69)%[3]	(17.96)%	12.57%	10.10%	7.09%	(4.56)%[3]	(17.90)%	12.62%	10.13%	7.05%

Ratios to Average Net Assets[4]

Total expenses	2.09%	1.75%	1.67%	1.64%	1.63%	1.97%	1.67%	1.63%	1.64%	1.63%

Total expenses after fees waived	1.90%	1.73%	1.65%	1.61%	1.61%	1.76%	1.65%	1.60%	1.61%	1.61%

Net investment income	1.93%	1.56%	1.43%	1.35%	1.12%	2.00%	1.63%	1.45%	1.37%	1.09%

Supplemental Data

Net assets, end of year (000)	$23,963	$51,371	$100,808	$157,581	$286,317	$60,461	$72,694	$100,572	$101,175	$113,356

Portfolio turnover of the Fund[5]	94%[6]	27%	22%	12%	15%	94%[6]	27%	22%	12%	15%

Portfolio turnover of Master Bond LLC	708%[7]	—	—	—	—	708%[7]	—	—	—	—

Portfolio turnover of Master Large Cap LLC	168%[8]	—	—	—	—	168%[8]	—	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return for Investor B Shares would have been (5.10)% and Investor C Shares would have been (4.94)%.

[4]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]	Excludes transactions in the Master Portfolios.

[6]	Represents portfolio turnover for the period October 1, 2008 to January 29, 2009.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[8]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Financial Highlights (concluded)

	Class R

	Year Ended September 30,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$21.06	$28.22	$26.81	$26.18	$26.03

Net investment income[1]	0.38	0.49	0.50	0.49	0.43
Net realized and unrealized gain (loss)	(1.54)	(5.08)	2.90	2.15	1.52

Net increase (decrease) from investment operations	(1.16)	(4.59)	3.40	2.64	1.95

Dividends and distributions from:
Net investment income	(0.48)	(0.60)	(0.65)	(0.41)	(0.54)
Net realized gain	(1.11)	(1.97)	(1.34)	(1.60)	(1.26)

Total dividends and distributions	(1.59)	(2.57)	(1.99)	(2.01)	(1.80)

Net asset value, end of year	$18.31	$21.06	$28.22	$26.81	$26.18

Total Investment Return[2]

Based on net asset value	(4.25)%[3]	(17.59)%	13.18%	10.70%	7.63%

Ratios to Average Net Assets[4]

Total expenses	1.64%	1.31%	1.16%	1.11%	1.11%

Total expenses after fees waived	1.42%	1.29%	1.14%	1.09%	1.08%

Net investment income	2.29%	1.98%	1.87%	1.91%	1.65%

Supplemental Data

Net assets, end of year (000)	$10,194	$9,655	$10,117	$4,805	$4,349

Portfolio turnover of the Fund[5]	94%[6]	27%	22%	12%	15%

Portfolio turnover of Master Bond LLC	708%[7]	—	—	—	—

Portfolio turnover of Master Large Cap LLC	168%[8]	—	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return for Class R Shares would have been (4.62)%.

[4]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[5]	Excludes transactions in the Master Portfolios.

[6]	Represents portfolio turnover for the period October 1, 2008 to January 29, 2009.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[8]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing equity, fixed income and convertible securities. The Fund invests the fixed income portion of its assets in Master Total Return Portfolio of Master Bond LLC (the “Master Bond LLC”), a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund. On January 29, 2009, the Fund contributed its equity investments to Master Large Cap Core Portfolio of Master Large Cap Series (the “Master Large Cap LLC”), which were valued at $771,174,100 and resulting in a gain of $6,206,433. The Fund continues to invest the equity portion of its assets into Master Large Cap LLC. Master Large Cap LLC is a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The percentages of the Master Large Cap LLC and Master Bond LLC owned by the Fund at September 30, 2009 were 20.5% and 14.1%, respectively. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement or other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately 8 years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund records its investments in the Master Portfolios at fair value. Valuation of securities held by the Master Portfolios is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation of Inputs	Investments in Securities

Assets

Level 1	$7,075,967
Level 2	1,248,565,494
Level 3	—

Total	$1,255,641,461

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Master Portfolios are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

For financial reporting purposes, investment transactions for the investments held during the period were recorded on the dates the transactions were entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where

14	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax return remains open for the four years ended September 30, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending on the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based upon the average daily value of the Fund’s net assets at the following annual rates: 0.50% of that portion of average daily net assets not exceeding $250 million; 0.45% of that portion of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of that portion of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of that portion of average daily net assets in excess of $400 million.

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Bond LLC and Master Large Cap LLC, to the extent it invests in the Master Bond LLC and Master Large Cap LLC. The Manager has contractually agreed to waive its investment advisory fee in the amount the Fund pays in connection with its investments in the Master Portfolios, which is included in fees waived by advisor in the Statement of Operations.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers, Merrill Lynch, Pierce, Fenner and Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	15

Notes to Financial Statements (continued)

For the year ended September 30, 2009, affiliates, including Merrill Lynch, from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A shares which totaled $15,059 and contingent deferred sales charges of $53,871 and $11,060 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $694 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

In addition, MLPF&S received $81,901 in commissions on the execution of the portfolio security transactions for the Fund for the period October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate).

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2009, the Fund paid $438,842 in return for these services, which is included in transfer agent in the Statement of Operations.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended September 30, 2009 the Fund earned $612, which is included in income — affiliated in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2009, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are included in transfer agent in the Statement of Operations.

Call Center Fees

Institutional	$12,764
Investor A	$19,681
Investor B	$2,072
Investor C	$2,432
Class R	$144

Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$7,075,967	$4,274
BlackRock Liquidity Series, LLC Cash Sweep Series	$(24,827,857)	$190,866

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments of the Fund, excluding short-term securities and transactions in the Master Bond LLC, during the period October 1, 2008 to January 29, 2009 were $823,201,084 and $1,586,567,525, respectively.

4. Short-Term Borrowings:

The Fund along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2009 and was subsequently renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount

16	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Fund did not borrow under the credit agreement during the year ended September 30, 2009.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2009 attributable to foreign currency transactions and categories of pass-through income were reclassified to the following accounts:

Undistributed net investment income	$2,493,281
Accumulated net realized loss	$(2,493,281)

The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 was as follows:

Ordinary income
9/30/2009	$39,481,855
9/30/2008	$71,214,184
Long-term capital gains
9/30/2009	$77,419,534
9/30/2008	$142,467,073

Total distributions
9/30/2009	$116,901,389

9/30/2008	$213,681,257

As of September 30, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$11,012,857
Capital loss carryforwards	(19,511,269)
Net unrealized losses*	(87,832,631)

Total	$(96,331,043)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the deferral of post-October capital losses for tax purposes and the timing and recognition of partnership income.

As of September 30, 2009, the Fund had a capital loss carryforward of $19,511,269, all of which expires September 30, 2017, available to offset future realized capital gains.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	17

Notes to Financial Statements (concluded)

6. Capital Share Transactions

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	2,622,407	$45,182,185	5,175,766	$134,050,996
Shares issued to shareholders in reinvestment of dividends and distributions	3,207,721	53,247,031	4,034,629	104,332,303

Total issued	5,830,128	98,429,216	9,210,395	238,383,299
Shares redeemed	(9,880,535)	(169,979,844)	(15,872,629)	(401,279,020)

Net decrease	(4,050,407)	$(71,550,628)	(6,662,234)	$(162,895,721)

Investor A

Shares sold and automatic conversion of shares	2,423,742	$41,677,561	1,923,620	$49,245,825
Shares issued to shareholders in reinvestment of dividends and distributions	2,542,588	42,077,182	2,784,380	71,782,339

Total issued	4,966,330	83,754,743	4,708,000	121,028,164
Shares redeemed	(7,229,507)	(125,167,198)	(6,063,812)	(153,781,698)

Net decrease	(2,263,177)	$(41,412,455)	(1,355,812)	$(32,753,534)

Investor B

Shares sold	235,285	$3,939,933	234,605	$5,908,684
Shares issued to shareholders in reinvestment of dividends and distributions	158,379	2,533,637	257,961	6,499,716

Total issued	393,664	6,473,570	492,566	12,408,400
Shares redeemed and automatic conversion of shares	(1,521,149)	(25,332,797)	(1,628,072)	(40,470,400)

Net decrease	(1,127,485)	$(18,859,227)	(1,135,506)	$(28,062,000)

Investor C

Shares sold	1,269,164	$20,807,576	341,719	$7,845,147
Shares issued to shareholders in reinvestment of dividends and distributions	327,945	5,051,475	299,811	7,288,422

Total issued	1,597,109	25,859,051	641,530	15,133,569
Shares redeemed	(1,742,417)	(27,787,171)	(751,709)	(18,065,588)

Net decrease	(145,308)	$(1,928,120)	(110,179)	$(2,932,019)

Class R

Shares sold	294,035	$4,872,305	247,145	$6,161,701
Shares issued to shareholders in reinvestment of dividends and distributions	47,427	754,844	39,491	980,804

Total issued	341,462	5,627,149	286,636	7,142,505
Shares redeemed	(243,178)	(4,074,108)	(186,591)	(4,608,234)

Net increase	98,284	$1,553,041	100,045	$2,534,271

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

18	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the fiscal year ended September 30, 2009.

Payable Date	12/24/2008	7/24/2009

Qualified Dividend Income for Individuals†	53.83%	40.73%

Dividends Qualifying for the Dividend Received Deduction for Corporations†	46.95%	42.08%

Federal Obligation Interest	—	2.92%

Interest-Related Dividends for Non-U.S. Residents*	55.15%	54.11%

Long-Term Capital Gain Per Share	$1.108649	—

†	Expressed as a percentage of the ordinary income distributions. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	19

Portfolio Summary	Master Large Cap Core Portfolio

As of September 30, 2009

Sector Allocation	Percent of Long-Term Investments

Health Care	22%
Energy	19
Industrials	13
Information Technology	11
Consumer Discretionary	8
Consumer Staples	8
Financials	6
Materials	5
Utilities	4
Telecommunication Services	4

For Portfolio compliance purposes, sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	2%
Johnson & Johnson	2
Philip Morris International, Inc.	2
Apple, Inc.	2
Verizon Communications, Inc.	2
Amgen, Inc.	2
Wyeth	2
Schering-Plough Corp.	1
Amazon.com, Inc.	1
Anadarko Petroleum Corp.	1

20	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 8.2%
Household Durables — 1.0%
Garmin Ltd. (a)	1,090,000	$41,136,600

Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (b)	547,000	51,067,920

Specialty Retail — 5.9%
Advance Auto Parts, Inc.	360,000	14,140,800
The Gap, Inc.	1,930,000	41,302,000
Limited Brands, Inc.	2,250,000	38,227,500
PetSmart, Inc. (a)	650,000	14,137,500
RadioShack Corp.	2,270,000	37,613,900
Ross Stores, Inc.	920,000	43,948,400
TJX Cos., Inc.	1,160,000	43,094,000

		232,464,100

Total Consumer Discretionary		324,668,620

Consumer Staples — 8.2%
Beverages — 1.2%
The Coca-Cola Co.	140,000	7,518,000
Coca-Cola Enterprises, Inc.	1,970,000	42,177,700

		49,695,700

Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc.	60,000	2,945,400

Food Products — 1.3%
Archer-Daniels-Midland Co.	1,530,000	44,706,600
Sara Lee Corp.	620,000	6,906,800

		51,613,400

Household Products — 0.6%
The Procter & Gamble Co.	420,000	24,326,400

Personal Products — 0.9%
Herbalife Ltd.	1,060,000	34,704,400

Tobacco — 4.1%
Lorillard, Inc.	610,000	45,323,000
Philip Morris International, Inc. (a)	1,520,000	74,084,800
Reynolds American, Inc.	930,000	41,403,600

		160,811,400

Total Consumer Staples		324,096,700

Energy — 19.3%
Energy Equipment & Services — 10.0%
Diamond Offshore Drilling, Inc. (a)	420,000	40,118,400
Dresser-Rand Group, Inc. (b)	520,000	16,156,400
ENSCO International, Inc.	1,050,000	44,667,000
FMC Technologies, Inc. (b)	380,000	19,851,200
Helix Energy Solutions Group, Inc. (b)	540,000	8,089,200
Nabors Industries Ltd. (b)	2,130,000	44,517,000
National Oilwell Varco, Inc. (b)	1,090,000	47,011,700
Oceaneering International, Inc. (b)	350,000	19,862,500
Patterson-UTI Energy, Inc.	2,760,000	41,676,000
Pride International, Inc. (b)	1,300,000	39,572,000
Rowan Cos., Inc.	1,780,000	41,064,600
Tidewater, Inc.	730,000	34,375,700

		396,961,700

Oil, Gas & Consumable Fuels — 9.3%
Alpha Natural Resources, Inc. (b)	500,000	17,550,000
Anadarko Petroleum Corp.	800,000	50,184,000
Chevron Corp.	210,000	14,790,300
El Paso Corp.	3,390,000	34,984,800
Exxon Mobil Corp.	1,270,000	87,134,700
Frontier Oil Corp.	520,000	7,238,400
Marathon Oil Corp.	1,480,000	47,212,000

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels (concluded)
Murphy Oil Corp.	700,000	$40,299,000
Tesoro Corp.	2,630,000	39,397,400
Valero Energy Corp.	955,000	18,517,450
Williams Cos., Inc.	480,000	8,577,600

		365,885,650

Total Energy		762,847,350

Financials — 5.5%
Capital Markets — 0.9%
The Goldman Sachs Group, Inc.	180,000	33,183,000

Commercial Banks — 0.3%
Wells Fargo & Co. (a)	470,000	13,244,600

Diversified Financial Services — 1.1%
Bank of America Corp.	1,110,000	18,781,200
JPMorgan Chase & Co.	550,000	24,101,000

		42,882,200

Insurance — 3.2%
Chubb Corp.	680,000	34,278,800
HCC Insurance Holdings, Inc.	560,000	15,316,000
PartnerRe Ltd.	510,000	39,239,400
UnumProvident Corp.	1,780,000	38,163,200

		126,997,400

Total Financials		216,307,200

Health Care — 21.9%
Biotechnology — 1.6%
Amgen, Inc. (b)	1,040,000	62,639,200

Health Care Equipment & Supplies — 0.6%
Hospira, Inc. (b)	300,000	13,380,000
Kinetic Concepts, Inc. (b)	250,000	9,245,000

		22,625,000

Health Care Providers & Services — 11.0%
Aetna, Inc.	1,490,000	41,466,700
AmerisourceBergen Corp.	1,880,000	42,074,400
Community Health Systems, Inc. (b)	870,000	27,779,100
Coventry Health Care, Inc. (b)	700,000	13,972,000
DaVita, Inc. (b)	90,000	5,097,600
Humana, Inc. (b)	1,100,000	41,030,000
Lincare Holdings, Inc. (b)	1,250,000	39,062,500
McKesson Corp.	720,000	42,876,000
Medco Health Solutions, Inc. (b)	900,000	49,779,000
Omnicare, Inc.	603,774	13,596,990
Quest Diagnostics, Inc.	470,000	24,529,300
UnitedHealth Group, Inc.	1,980,000	49,579,200
WellPoint, Inc. (b)	960,000	45,465,600

		436,308,390

Life Sciences Tools & Services — 0.6%
Millipore Corp. (b)	340,000	23,912,200

Pharmaceuticals — 8.1%
Endo Pharmaceuticals Holdings, Inc. (b)	540,000	12,220,200
Forest Laboratories, Inc. (b)	1,420,000	41,804,800
Johnson & Johnson	1,390,000	84,637,100
Schering-Plough Corp.	1,930,000	54,522,500
Sepracor, Inc. (b)	1,480,000	33,892,000
Watson Pharmaceuticals, Inc. (b)	910,000	33,342,400
Wyeth	1,230,000	59,753,400

		320,172,400

Total Health Care		865,657,190

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	21

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials — 12.8%
Aerospace & Defense — 4.7%
Goodrich Corp.	380,000	$20,649,200
L-3 Communications Holdings, Inc.	430,000	34,537,600
Lockheed Martin Corp.	510,000	39,820,800
Northrop Grumman Corp.	940,000	48,645,000
Raytheon Co.	890,000	42,693,300

		186,345,900

Airlines — 0.2%
Copa Holdings SA Class A	160,000	7,118,400

Commercial Services & Supplies — 0.4%
The Brink’s Co.	210,000	5,651,100
R.R. Donnelley & Sons Co.	510,000	10,842,600

		16,493,700

Construction & Engineering — 1.0%
Shaw Group, Inc. (b)	730,000	23,425,700
URS Corp. (b)	370,000	16,150,500

		39,576,200

Electrical Equipment — 0.7%
General Cable Corp. (b)	740,000	28,971,000

Industrial Conglomerates — 0.7%
General Electric Co.	1,640,000	26,928,800

Machinery — 4.0%
Flowserve Corp.	410,000	40,401,400
Illinois Tool Works, Inc.	580,000	24,771,800
Joy Global, Inc.	860,000	42,088,400
KBR, Inc.	810,000	18,864,900
Oshkosh Corp.	400,000	12,372,000
SPX Corp.	280,000	17,155,600

		155,654,100

Professional Services — 0.5%
Manpower, Inc.	350,000	19,848,500

Road & Rail — 0.6%
CSX Corp.	120,000	5,023,200
Con-way, Inc.	160,000	6,131,200
Ryder System, Inc.	270,000	10,546,200

		21,700,600

Total Industrials		502,637,200

Information Technology — 11.3%
Communications Equipment — 0.4%
Cisco Systems, Inc. (b)	570,000	13,417,800

Computers & Peripherals — 4.5%
Apple, Inc. (b)	363,000	67,289,310
EMC Corp. (b)	1,260,000	21,470,400
International Business Machines Corp. (a)	260,000	31,098,600
Teradata Corp. (b)	540,000	14,860,800
Western Digital Corp. (b)	1,150,000	42,009,500

		176,728,610

Electronic Equipment, Instruments & Components — 0.2%
Ingram Micro, Inc. Class A (b)	600,000	10,110,000

IT Services — 2.6%
Computer Sciences Corp. (b)	790,000	41,640,900
Hewitt Associates, Inc. Class A (b)	930,000	33,879,900
The Western Union Co.	1,400,000	26,488,000

		102,008,800

Common Stocks	Shares	Value

Information Technology (concluded)
Internet Software & Services — 0.1%
Google, Inc. Class A (b)	10,000	$4,958,500

Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp.	250,000	4,892,500

Software — 3.4%
BMC Software, Inc. (b)	270,000	10,133,100
CA, Inc.	1,880,000	41,341,200
Compuware Corp. (b)	1,470,000	10,775,100
Microsoft Corp.	1,370,000	35,469,300
Sybase, Inc. (b)	580,000	22,562,000
VMware, Inc. (b)	369,000	14,822,730

		135,103,430

Total Information Technology		447,219,640

Materials — 5.2%
Chemicals — 1.9%
CF Industries Holdings, Inc.	390,000	33,629,700
Lubrizol Corp.	380,000	27,154,800
Terra Industries, Inc. (b)	430,000	14,908,100

		75,692,600

Containers & Packaging — 2.0%
Ball Corp.	380,000	18,696,000
Pactiv Corp. (b)	1,530,000	39,856,500
Temple-Inland, Inc.	1,250,000	20,525,000

		79,077,500

Metals & Mining — 1.1%
Walter Industries, Inc.	700,000	42,042,000

Paper & Forest Products — 0.2%
International Paper Co.	260,000	5,779,800
MeadWestvaco Corp.	120,000	2,677,200

		8,457,000

Total Materials		205,269,100

Telecommunication Services — 3.7%
Diversified Telecommunication Services — 3.7%
AT&T Inc.	770,000	20,797,700
CenturyTel, Inc. (a)	525,000	17,640,000
Qwest Communications International Inc.	10,700,000	40,767,000
Verizon Communications, Inc.	2,200,000	66,594,000

Total Telecommunication Services		145,798,700

Utilities — 4.0%
Independent Power Producers & Energy Traders — 2.8%
The AES Corp. (b)	3,020,000	44,756,400
Calpine Corp. (a)(b)	850,000	9,792,000
Mirant Corp. (b)	810,000	13,308,300
NRG Energy, Inc. (b)	1,540,000	43,412,600

		111,269,300

Multi-Utilities — 1.2%
CMS Energy Corp.	2,380,000	31,892,000
NiSource, Inc.	1,030,000	14,306,700

		46,198,700

Total Utilities		157,468,000

Total Long-Term Investments (Cost — $3,411,438,192) — 100.1%		3,951,969,700

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

Money Market Funds — 4.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.20% (c)(d)	31,839,442	$31,839,442

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$129,522	129,521,650

Total Short-Term Securities (Cost — $161,361,092) — 4.1%		161,361,092

Total Investments (Cost — $3,572,799,284*) — 104.2%		4,113,330,792
Liabilities in Excess of Other Assets — (4.2)%		(167,008,474)

Net Assets — 100.0%		$3,946,322,318

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,685,512,751

Gross unrealized appreciation	$451,461,181
Gross unrealized depreciation	(23,643,140)

Net unrealized appreciation	$427,818,041

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$31,839,442	$5,965
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$717
BlackRock Liquidity Series, LLC Money Market Series	$117,933,250	$1,168,939

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loaned.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments[1]	$3,951,969,700
Short-Term Securities	31,839,442

Total Level 1	3,983,809,142

Level 2 — Short-Term Securities	129,521,650
Level 3	—

Total	$4,113,330,792

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	23

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

September 30, 2009

Assets

Investments at value — unaffiliated (including securities loaned of $125,718,198) (cost — $3,411,438,192)	$3,951,969,700
Investments at value — affiliated (cost — $161,361,092)	161,361,092
Investments sold receivable	130,914,874
Dividends receivable	3,190,800
Securities lending income receivable — affiliated	93,557
Contributions receivable from investors	79,016
Prepaid expenses	77,787

Total assets	4,247,686,826

Liabilities

Collateral at value — securities loaned	129,521,650
Investments purchased payable — unaffiliated	162,499,463
Investments purchased payable — affiliated	892,050
Withdrawals payable to investors	6,793,417
Investment advisory fees payable	1,463,703
Other affiliates payable	16,782
Officer’s and Directors’ fees payable	587
Other accrued expenses payable	174,108
Other liabilities	2,748

Total liabilities	301,364,508

Net Assets	$3,946,322,318

Net Assets Consist of

Investors’ capital	$3,405,790,810
Net unrealized appreciation	540,531,508

Net Assets	$3,946,322,318

Statements of Operations	Master Large Cap Core Portfolio

	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Investment Income

Dividends	$58,759,457	$60,423,512
Securities lending — affiliated	1,168,939	2,505,518
Income — affiliated	9,051	47,261
Interest	63	—

Total income	59,937,510	62,976,291

Expenses

Investment advisory	13,518,511	20,282,735
Accounting services	522,851	704,837
Custodian	281,173	615,937
Professional	95,665	92,678
Officer and Directors	51,580	69,965
Printing	5,509	6,931
Miscellaneous	65,463	84,660

Total expenses	14,540,752	21,857,743
Less fees waived by advisor	(1,748)	—

Total expenses after fees waived	14,539,004	21,857,743

Net investment income	45,398,506	41,118,548

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(790,387,965)	(521,502,159)
Litigation proceeds	11,958,247	—

	(778,429,718)	(521,502,159)
Net change in unrealized appreciation/depreciation on investments	1,174,704,782	(1,536,726,590)

Total realized and unrealized gain (loss)	396,275,064	(2,058,228,749)

Net Increase (Decrease) in Net Assets Resulting from Operations	$441,673,570	$(2,017,110,201)

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

	Period November 1, 2008 to September 30, 2009

		Year Ended October 31,

Increase (Decrease) in Net Assets:		2008	2007

Operations

Net investment income	$45,398,506	$41,118,548	$27,760,104
Net realized gain (loss)	(778,429,718)	(521,502,159)	527,140,752
Net change in unrealized appreciation/depreciation	1,174,704,782	(1,536,726,590)	22,249,344

Net increase (decrease) in net assets resulting from operations	441,673,570	(2,017,110,201)	577,150,200

Capital Transactions

Proceeds from contributions	1,506,405,011	986,366,566	1,415,268,883
Fair value of withdrawals	(845,271,038)	(1,775,472,579)	(219,326,884)

Net increase (decrease) in net assets derived from capital transactions	661,133,973	(789,106,013)	1,195,941,999

Net Assets

Total increase (decrease) in net assets	1,102,807,543	(2,806,216,214)	1,773,092,199
Beginning of period	2,843,514,775	5,649,730,989	3,876,638,790

End of period	$3,946,322,318	$2,843,514,775	$5,649,730,989

Financial Highlights	Master Large Cap Core Portfolio

	Period November 1, 2008 to September 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Total Investment Return

Total investment return	12.63%[1,2]	(38.84)%	13.94%	17.32%	18.35%	9.61%

Net Assets

Total expenses	0.50%[3]	0.50%	0.49%	0.49%	0.51%	0.52%

Total expenses after fees waived	0.50%[3]	0.50%	0.49%	0.49%	0.51%	0.52%

Net investment income	1.56%[3]	0.93%	0.63%	0.58%	0.72%	0.57%

Supplemental Data

Net assets, end of period (000)	$3,946,322	$2,843,515	$5,649,731	$3,876,639	$2,666,699	$1,831,300

Portfolio turnover	168%	109%	96%	88%	94%	136%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	25

Notes to Financial Statements	Master Large Cap Core Portfolio

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of the Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. During the period, the Portfolio changed its fiscal year end to September 30.

On January 30, 2009, the Portfolio received an in-kind contribution of portfolio securities from one of its investors, which was valued at $771,174,100.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Portfolio values its investments in Cash Sweep Series and Money Market Series, each of the BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives income on loaned securities but does not receive income on the collateral. The Portfolio may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date,

26	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

both PNC and Merrill Lynch were considered affiliates of the Portfolio under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. The Portfolio pays a monthly fee at an annual rate of 0.50% of the average daily net assets not exceeding $1 billion, 0.45% of the average daily net assets in excess of $1 billion but not exceeding $5 billion of the average daily net assets and 0.40% of the average daily net assets in excess of $5 billion.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolio to the Manager.

For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, the Portfolio reimbursed the Manager $56,620 and $79,621, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolio has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statements of Operations. For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, BIM received $293,110 and $608,113, respectively, in securities lending agent fees for the Portfolio.

The Portfolio may earn income on positive cash balances in demand deposit accounts. For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, the Portfolio earned $2,369 and $36,030, respectively, which is included in income — affiliated in the Statements of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2008 to September 30, 2009 were $6,192,253,991 and $5,418,083,628, respectively.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2009 and was subsequently renewed until November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Portfolio did not borrow under the credit agreement during the period November 1, 2008 to September 30, 2009.

5. Concentration, Market and Credit Risk:

The Portfolio invests a significant portion of its assets in securities in the health care sector. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the health care sector would have a greater impact on the Portfolio, and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	27

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

6. Reorganization:

On September 24, 2007, an investor of the Portfolio acquired all of the net assets of BlackRock Investment Trust Portfolio of BlackRock Funds (“Investment Trust”), pursuant to a plan of reorganization. As a result of the reorganization, which included $286,539,853 of net unrealized appreciation, the Portfolio received an in-kind contribution of portfolio securities.

On November 14, 2008, an investor of the Portfolio acquired all of the assets and certain stated liabilities of PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of the PNC Fund on October 31, 2008. As a result of the reorganization, which included $59,817,678 of net unrealized depreciation, the Portfolio received an in-kind contribution of portfolio securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm	Master Large Cap Core Portfolio

To the Investors and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series LLC (the “Master LLC”), as of September 30, 2009, and the related statements of operations for the period November 1, 2008 through September 30, 2009 and for the year ended October 31, 2008, the statements of changes in net assets for the period November 1, 2008 through September 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for each of the five years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series LLC as of September 30, 2009, the results of its operations for the period November 1, 2008 through September 30, 2009 and for the year ended October 31, 2008, the changes in its net assets for the period November 1, 2008 through September 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for each of the five years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

28	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Officers and Directors of Master Large Cap Series LLC

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.

				34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.

				34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 1999

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

				34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing);

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Formerly Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	29

Officers and Directors of Master Large Cap Series LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.

				34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				34 RICs consisting of 81 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a director for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Master LLC’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			172 RICs consisting of 283 Portfolios	None

[3]

Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Officers and Directors of Master Large Cap Series LLC (concluded)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund/Master LLC Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009

Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

	[1]	Officers of the Master LLC serve at the pleasure of the Board.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian
Brown Brothers
Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Distributor
BlackRock
Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Master LLC, retired. The Master LLC’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Master LLC, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Master LLC.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Master LLC.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	31

Portfolio Information	Master Total Return Portfolio

As of September 30, 2009

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	39%
Non-Agency Mortgage-Backed Securities	21
Corporate Bonds	17
U.S. Treasury Obligations	10
Asset-Backed Securities	9
Preferred Securities	2
Taxable Municipal Bonds	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	73%
AA/Aa	6
A/A	7
BBB/Baa	6
BB/Ba	3
B/B	2
CCC/Caa	3

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service.

[2]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

32	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

ACE Securities Corp. (a):
Series 2003-OP1 Class A2, 0.61%, 12/25/33	USD	581	$192,586
Series 2005-ASP1 Class M1, 0.93%, 9/25/35		11,203	812,218
Series 2006-CW1 Class A2C, 0.39%, 7/25/36		1,680	732,492
Accredited Mortgage Loan Trust Series 2007-1 (a):
Class A1, 0.30%, 2/25/37		178	170,575
Class A3, 0.38%, 2/25/37		2,000	862,530
Aegis Asset Backed Securities Trust, Series 2006-1 Class A1, 0.33%, 1/25/37 (a)		94	91,655
American Airlines, Inc., Series 2003-1, 3.86%, 1/09/12		1,849	1,790,700
American Express Issuance Trust, Series 2008-2 Class A, 4.02%, 1/18/11		25,950	26,219,953
Ameriquest Mortgage Securities, Inc.,
Series 2004-R11 Class A1, 0.55%, 11/25/34 (a)		475	306,124
Banc of America Securities Auto Trust,
Series 2006-G1 Class A4, 5.17%, 12/20/10		22,413	22,681,790
Bank of America Auto Trust, Series 2009-2A Class A2, 1.16%, 2/15/12 (b)		20,765	20,776,797
Bear Stearns Asset Backed Securities Trust (a):
Series 2005-4 Class A, 0.58%, 1/25/36		1,476	1,383,546
Series 2005-HE10 Class A2, 0.54%, 11/25/35		2,282	2,207,175
Series 2005-SD1 Class 1A2, 0.55%, 7/25/27		5,189	4,834,803
Series 2006-HE8 Class 1A1, 0.32%, 10/25/36		2,279	2,219,431
Series 2006-HE10 Class 21A1, 0.32%, 12/25/36		5,929	5,335,876
Carrington Mortgage Loan Trust (a):
Series 2006-NC4 Class A1, 0.30%, 10/25/36		74	70,574
Series 2006-NC5 Class A1, 0.30%, 1/25/37		168	160,217
Chase Issuance Trust, Series 2009-A7 Class A7, 0.69%, 9/17/12 (a)		30,025	30,027,309
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE2 Class A2C, 0.40%, 8/25/36 (a)		1,975	1,182,025
Continental Airlines, Inc., Series 2002-1, 6.56%, 8/15/13		2,555	2,427,250
Countrywide Asset-Backed Certificates (a):
Series 2003-BC3 Class A2, 0.87%, 9/25/33		909	612,869
Series 2004-5 Class A, 0.70%, 10/25/34		1,655	1,128,514
Series 2004-13 Class AF4, 4.58%, 1/25/33		8,641	7,301,182
Series 2006-13 Class 3AV2, 0.40%, 1/25/37		2,272	1,491,710
Series 2006-14 Class 2A1, 0.30%, 2/25/37		126	124,334
Series 2006-17 Class 2A2, 0.40%, 3/25/47		1,360	833,731
Series 2006-18, Class 2A1, 0.30%, 3/25/37		171	169,332
Series 2006-19 Class 2A1, 0.31%, 3/25/37		72	71,002
Series 2006-21 Class 2A1, 0.30%, 5/25/37		5,263	5,067,459
Series 2006-22 Class 2A1, 0.30%, 5/25/47		120	114,063
Series 2006-25 Class 2A1, 0.32%, 6/25/47		492	474,498
Series 2007-1 Class 2A1, 0.30%, 7/25/37		249	232,654
DaimlerChrysler Auto Trust:
Series 2006-D Class A3, 4.98%, 2/08/11		4,597	4,627,445
Series 2008-C Class A2A, 3.72%, 1/15/11		373	375,223
Series 2009-A Class A3B, 2.74%, 5/15/13 (a)		51,480	53,025,708
GMAC 93, 7.43%, 12/01/22		12,986	12,855,780
GSAA Home Equity Trust (a):
Series 2006-5 Class 2A1, 0.32%, 3/25/36		164	106,148
Series 2006-9 Class A1, 0.30%, 6/25/36		4	4,130
Series 2006-10 Class AV1, 0.33%, 6/25/36		60	57,005

Asset-Backed Securities	Par (000)			Value

GSAMP Trust, Series 2007-NC1 Class A2B, 0.35%, 12/25/46 (a)	USD	1,150		$370,157
Harley-Davidson Motorcycle Trust, Series 2006-2 Class A2, 5.35%, 3/15/13		5,578		5,759,312
Home Equity Asset Trust, Series 2007-2 Class 2A1, 0.36%, 7/25/37 (a)		252		235,355
IXIS Real Estate Capital Trust, Series 2007-HE1 Class A1, 0.31%, 5/25/37 (a)		7,034		3,545,504
Irwin Home Equity Corp., Series 2005-C Class 1A1, 0.51%, 4/25/30 (a)		971		915,555
JPMorgan Mortgage Acquisition Corp. (a):
Series 2006-HE3 Class A2, 0.33%, 11/25/36		1,446		1,400,979
Series 2007-CH5 Class A3, 0.36%, 5/25/37		2,240		1,061,329
Lehman XS Trust, Series 2005-5N Class 3A2, 0.61%, 11/25/35 (a)		11,095		3,007,781
Long Beach Mortgage Loan Trust, Series 2006-11 Class 2A1, 0.31%, 12/25/36 (a)		3,395		2,597,044
Maryland Insurance Backed Securities Trust,
Series 2006-1A Class, 5.55%, 12/10/65		2,500		875,000
Morgan Stanley ABS Capital I (a):
Series 2005-HE1 Class A2MZ, 0.55%, 12/25/34		820		600,511
Series 2007-NC1 Class A2A, 0.30%, 11/25/36		3,242		3,181,911
New Century Home Equity Loan Trust,
Series 2005-2 Class A2MZ, 0.51%, 6/25/35 (a)		2,543		1,984,748
Nissan Auto Receivables Owner Trust:
Series 2006-C Class A4, 5.45%, 6/15/12		448		460,414
Series 2009-1 Class A2, 3.92%, 4/15/11		1,530		1,552,215
Option One Mortgage Loan Trust, Series 2003-4 Class A2, 0.89%, 7/25/33 (a)		2,592		1,778,006
PECO Energy Transition Trust, Series 2001-A Class A1, 6.52%, 12/31/10		510		529,933
Park Place Securities, Inc., Series 2005-WCH1 (a):
Class A1B, 0.55%, 1/25/35		12		11,644
Class A3D, 0.59%, 1/25/35		215		212,944
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D Class A1, 0.31%, 11/25/46 (a)		60		57,627
RAAC, Series 2005-SP2 Class 2A, 0.55%, 6/25/44 (a)		9,660		4,299,165
Residential Asset Mortgage Products, Inc.,
Series 2005-RS3 Class AI2, 0.42%, 3/25/35 (a)		353		347,225
Residential Asset Securities Corp., Series 2003-KS5 Class AIIB, 0.83%, 7/25/33 (a)		1,027		448,643
SLM Student Loan Trust:
Series 2005-4 Class A2, 0.58%, 4/26/21		7,060		6,998,050
Series 2008-5 Class A1, 1.30%, 10/25/13		1,191		1,193,667
Series 2008-5 Class A2, 1.60%, 10/25/16		33,280		33,825,363
Series 2008-5 Class A3, 1.80%, 1/25/18		9,520		9,749,958
Series 2008-5 Class A4, 2.20%, 7/25/23		24,880		25,773,672
Small Business Administration, Class 1:
Series 2002-P10, 5.20%, 8/10/12		109		113,789
Series 2004-P10, 4.50%, 2/10/14		501		516,091
Soundview Home Equity Loan Trust,
Series 2006-EQ1 Class A2, 0.36%, 10/25/36 (a)		803		738,831
Structured Asset Receivables Corp. (b):
Series 2003-2 Class, 4.82%, 1/21/09 (a)		—	(c)	433
Series 2003-Al2 Class A, 3.36%, 1/25/31		454		449,096
Structured Asset Securities Corp. (a):
Series 2004-23XS Class 2A1, 0.55%, 1/25/35		3,116		1,895,081
Series 2006-BC2 Class A3, 0.40%, 9/25/36		3,455		1,598,074
Series 2006-BC6 Class A2, 0.33%, 1/25/37		7,458		6,836,649
Series 2007-BC1 Class A2, 0.30%, 2/25/37		1,123		1,046,298
USAA Auto Owner Trust, Series 2006-4 Class A4, 4.98%, 10/15/12		21,651		22,415,826

Total Asset-Backed Securities — 11.5%				361,542,293

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	33

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities

Capital Trusts		Par (000)	Value

Capital Markets — 0.1%
Credit Suisse Guernsey Ltd., 5.86% (a)(d)	USD	3,101	$2,356,760
Goldman Sachs Capital II, 5.79% (a)(d)		3,180	2,289,600
Lehman Brothers Holdings Capital Trust VII, 5.86% (a)(d)(e)(f)		1,868	187

			4,646,547

Commercial Banks — 0.3%
Barclays Bank Plc (a)(b)(d):
5.93%		1,125	832,500
7.43%		100	87,500
8.55%		6,660	6,060,600
Wachovia Capital Trust III, 5.80% (a)(d)		1,865	1,286,850

			8,267,450

Diversified Financial Services — 0.5%
General Electric Capital Corp., 6.38%, 11/15/67 (a)		8,490	7,025,475
JPMorgan Chase & Co., 7.90% (a)(d)		10,730	10,302,624

			17,328,099

Insurance — 1.1%
Chubb Corp., 6.38%, 3/29/67 (a)		6,825	6,142,500
Lincoln National Corp. (a):
7.00%, 5/17/66		4,185	2,992,275
6.05%, 4/20/67		3,060	2,065,500
MetLife, Inc., 6.40%, 12/15/66		8,275	6,992,375
Progressive Corp., 6.70%, 6/15/67 (a)		6,460	5,553,649
Reinsurance Group of America, 6.75%, 12/15/65 (a)		4,415	3,119,277
The Travelers Cos., Inc., 6.25%, 3/15/67 (a)		5,715	5,024,777
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)		1,329	1,076,490

			32,966,843

Total Preferred Securities — 2.0%			63,208,939

Corporate Bonds

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc., 5.20%, 8/15/15 (b)		340	354,535
L-3 Communications Corp.:
5.88%, 1/15/15		1,360	1,353,200
Series B, 6.38%, 10/15/15		697	703,970

			2,411,705

Air Freight & Logistics — 0.2%
United Parcel Service, Inc., 3.88%, 4/01/14		6,775	7,103,547

Building Products — 0.0%
Masco Corp., 7.13%, 8/15/13		155	158,836

Capital Markets — 2.0%
The Bear Stearns Cos., Inc., 0.91%, 7/19/10 (a)		4,995	5,007,243
The Goldman Sachs Group, Inc., 5.25%, 10/15/13		7,770	8,248,749
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (e)(f)		7,180	718
Morgan Stanley:
6.75%, 4/15/11		265	282,563
0.79%, 1/09/12 (a)(g)		43,250	42,093,408
7.30%, 5/13/19		385	423,605
5.63%, 9/23/19		6,300	6,194,784

			62,251,070

Corporate Bonds		Par (000)	Value

Chemicals — 0.3%
Huntsman International LLC:
7.88%, 11/15/14	USD	4,390	$4,093,675
7.38%, 1/01/15		1,285	1,166,137
NOVA Chemicals Corp.:
6.50%, 1/15/12		1,005	982,388
4.54%, 11/15/13 (a)		2,292	2,022,690

			8,264,890

Commercial Banks — 0.6%
Corporacion Andina de Fomento, 6.88%, 3/15/12		5,125	5,532,971
Eksportfinans A/S, 5.50%, 5/25/16		8,025	8,668,388
HSBC Bank USA NA, 4.63%, 4/01/14		415	428,310
Royal Bank of Scotland Group Plc, 2.63%, 5/11/12 (b)		2,650	2,689,371

			17,319,040

Consumer Finance — 0.3%
Ford Motor Credit Co. LLC, 9.75%, 9/15/10		2,445	2,498,519
SLM Corp.:
5.40%, 10/25/11		6,000	5,536,320
5.13%, 8/27/12		1,450	1,240,727
Series CPI, 0.69%, 1/31/14 (a)		1,300	774,943

			10,050,509

Containers & Packaging — 0.2%
Ball Corp.:
7.13%, 9/01/16		2,440	2,488,800
7.38%, 9/01/19		2,440	2,476,600

			4,965,400

Diversified Financial Services — 1.9%
CIT Group, Inc.:
4.25%, 2/01/10		810	583,982
4.75%, 12/15/10		890	614,832
5.80%, 7/28/11		1,055	717,531
5.40%, 2/13/12		825	541,470
General Electric Capital Corp.:
5.00%, 11/15/11		18,780	19,766,945
Series A, 5.00%, 12/01/10		10,915	11,282,071
JPMorgan Chase & Co., 4.50%, 11/15/10		10	10,295
JPMorgan Chase Bank NA:
6.00%, 7/05/17 (g)		13,805	14,499,971
Series BKNT, 6.00%, 10/01/17		10,900	11,464,064

			59,481,161

Diversified Telecommunication Services — 2.1%
AT&T, Inc.:
5.50%, 2/01/18		9,750	10,172,906
6.50%, 9/01/37		8,975	9,643,700
Cincinnati Bell, Inc., 7.25%, 7/15/13		200	203,000
Comcast Cable Holdings LLC, 7.88%, 8/01/13		150	170,229
GTE Corp.:
6.84%, 4/15/18		8,030	8,749,351
6.94%, 4/15/28		100	107,519
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,150	1,135,625
Series B, 7.50%, 2/15/14		810	799,875
Qwest Corp.:
8.88%, 3/15/12		1,075	1,131,438
3.55%, 6/15/13 (a)		135	126,225
8.38%, 5/01/16 (b)		2,625	2,716,875
TELUS Corp., 8.00%, 6/01/11		605	658,294
Telecom Italia Capital SA:
5.25%, 10/01/15		325	336,463
6.00%, 9/30/34		45	43,869

See Notes to Financial Statements.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Telecommunication Services (concluded)
Telefonica Emisiones SAU:
5.98%, 6/20/11	USD	1,070	$1,140,086
4.95%, 1/15/15		9,225	9,785,954
Telefonica Europe BV, 7.75%, 9/15/10		2,010	2,126,166
Verizon Communications, Inc.:
8.75%, 11/01/18		11,200	13,991,600
6.35%, 4/01/19		725	800,594
Verizon Maryland, Inc. Series B, 5.13%, 6/15/33		95	80,841
Verizon New Jersey, Inc., 7.85%, 11/15/29		35	38,791
Verizon Virginia, Inc. Series A, 4.63%, 3/15/13		60	62,329
Windstream Corp.:
8.13%, 8/01/13		240	246,600
8.63%, 8/01/16		255	260,738

			64,529,068

Electric Utilities — 0.5%
Entergy Gulf States, Inc., 0.76%, 12/01/09 (a)		825	824,160
Florida Power & Light Co.:
5.63%, 4/01/34		150	162,065
5.95%, 2/01/38		3,575	4,057,253
Florida Power Corp., 6.40%, 6/15/38		6,650	7,866,870
Progress Energy, Inc., 7.10%, 3/01/11		885	938,196
Southern California Edison Co. Series 08-A, 5.95%, 2/01/38		2,800	3,177,709

			17,026,253

Food & Staples Retailing — 0.0%
CVS Caremark Corp., 0.66%, 6/01/10 (a)		400	400,290

Food Products — 0.8%
Kraft Foods, Inc.:
6.50%, 8/11/17		7,555	8,172,606
6.13%, 2/01/18		8,090	8,572,803
Tyson Foods, Inc., 10.50%, 3/01/14		6,490	7,349,925

			24,095,334

Gas Utilities — 0.0%
El Paso Natural Gas Co., 8.63%, 1/15/22		130	157,945

Health Care Equipment & Supplies — 0.0%
DJO Finance LLC, 10.88%, 11/15/14		360	368,100

Health Care Providers & Services — 0.0%
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		127	132,715
10.00%, 5/01/18		147	162,068

			294,783

Hotels, Restaurants & Leisure — 0.3%
American Real Estate Partners LP:
8.13%, 6/01/12		75	74,344
7.13%, 2/15/13		1,890	1,819,125
Harrah’s Operating Co., Inc., 10.00%, 12/15/18 (b)		1,696	1,348,320
Wendy’s International, Inc., 6.25%, 11/15/11		5,380	5,380,000

			8,621,789

Household Durables — 1.4%
American Greetings Corp., 7.38%, 6/01/16		570	545,775
Belvoir Land LLC Series A-1, 5.27%, 12/15/47 (b)		325	221,760
Centex Corp., 5.13%, 10/01/13		9,798	9,749,010
DR Horton, Inc.:
6.88%, 5/01/13		7,830	7,986,600
6.13%, 1/15/14		9,830	9,756,275
5.63%, 9/15/14		2,269	2,189,585
Irwin Land LLC Series A-2, 5.40%, 12/15/47 (b)		600	410,820
KB Home, 6.38%, 8/15/11		1,488	1,502,880
Lennar Corp. Series B, 5.60%, 5/31/15		3,610	3,330,225

Corporate Bonds		Par (000)	Value

Household Durables (concluded)
Pulte Homes Inc.:
6.25%, 2/15/13	USD	430	$436,450
5.20%, 2/15/15		2,720	2,584,000
Ryland Group, Inc., 5.38%, 5/15/12		2,445	2,445,000
Toll Brothers Finance Corp., 4.95%, 3/15/14		2,260	2,183,031

			43,341,411

IT Services — 0.6%
First Data Corp., 9.88%, 9/24/15		10,240	9,459,200
iPayment Investors LP, 12.75%, 7/15/14 (b)(h)		486	194,412
Sabre Holdings Corp., 6.35%, 3/15/16		10,080	8,416,800

			18,070,412

Independent Power Producers & Energy Traders — 0.4%
AES Ironwood LLC, 8.86%, 11/30/25		82	75,400
AES Red Oak LLC Series B, 9.20%, 11/30/29		50	46,125
NRG Energy, Inc., 7.38%, 2/01/16		740	715,950
TXU Corp., 5.55%, 11/15/14		11,845	8,083,585
Texas Competitive Electric Holdings Co. LLC:
10.50%, 11/01/16 (h)		135	92,753
Series B, 10.25%, 11/01/15 (i)		4,463	3,213,360

			12,227,173

Insurance — 1.4%
Hartford Life Global Funding Trusts, 0.48%, 6/16/14 (a)		13,275	9,884,246
Metropolitan Life Global Funding I (b):
2.88%, 9/17/12		8,375	8,340,185
5.13%, 4/10/13		11,675	12,104,967
5.13%, 6/10/14		1,400	1,462,566
Monument Global Funding Ltd., 0.42%, 6/16/10 (a)(b)		2,510	2,443,463
Prudential Financial, Inc., 4.75%, 9/17/15		10,790	10,714,297

			44,949,724

Internet & Catalog Retail — 0.3%
Expedia, Inc., 7.46%, 8/15/18		8,620	9,137,200

Media — 1.9%
Belo Corp., 6.75%, 5/30/13		1,805	1,694,444
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13		670	778,172
Comcast Corp.:
5.50%, 3/15/11		610	641,494
5.90%, 3/15/16		425	456,748
7.05%, 3/15/33		155	175,780
6.45%, 3/15/37		7,000	7,412,223
6.95%, 8/15/37		1,250	1,395,202
Cox Communications, Inc.:
7.13%, 10/01/12		3,895	4,344,958
8.38%, 3/01/39 (b)		6,130	7,561,815
News America, Inc.:
7.13%, 4/08/28		125	128,522
7.63%, 11/30/28		140	145,198
6.20%, 12/15/34		75	73,791
6.40%, 12/15/35		5,210	5,255,733
6.75%, 1/09/38		5,060	5,310,121
Shaw Communications, Inc., 7.20%, 12/15/11		3,135	3,338,775
TCI Communications, Inc., 8.75%, 8/01/15		360	434,417
Time Warner Cable, Inc., 5.85%, 5/01/17		4,225	4,454,616
Time Warner Cos., Inc.:
9.13%, 1/15/13		9,715	11,281,213
7.57%, 2/01/24		720	782,638
Time Warner Entertainment Co. LP, 8.38%, 3/15/23		150	179,931
Time Warner, Inc.:
0.68%, 11/13/09 (a)		1,995	1,995,505
6.75%, 4/15/11		200	213,753

			58,055,049

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	35

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Metals & Mining — 0.0%
Aleris International, Inc., 9.00%, 12/15/14 (e)(f)	USD	140	$140
Arch Western Finance LLC, 6.75%, 7/01/13		795	782,081
Freeport-McMoRan Copper & Gold, Inc., 5.00%, 4/01/15 (a)		1,150	1,152,334

			1,934,555

Multi-Utilities — 0.0%
CenterPoint Energy, Inc., 7.25%, 9/01/10		480	492,805

Multiline Retail — 0.2%
Macys Retail Holdings, Inc., 5.35%, 3/15/12		4,865	4,735,513
The May Department Stores Co., 5.75%, 7/15/14		1,350	1,268,393

			6,003,906

Oil, Gas & Consumable Fuels — 2.5%
BP Capital Markets Plc, 3.13%, 3/10/12		11,425	11,802,882
Canadian Natural Resources, Ltd., 5.90%, 2/01/18		2,625	2,798,919
Cenovus Energy, Inc., 6.75%, 11/15/39 (b)		4,905	5,285,299
ConocoPhillips:
4.60%, 1/15/15		16,822	17,954,020
7.00%, 3/30/29		80	91,220
Consolidated Natural Gas Co.:
Series A, 5.00%, 3/01/14		235	247,600
Series C, 6.25%, 11/01/11		150	161,730
Enterprise Products Operating LLC, 6.13%, 10/15/39		4,600	4,647,610
Enterprise Products Operating LP, 4.95%, 6/01/10		450	457,016
Kinder Morgan Finance Co. ULC, 5.35%, 1/05/11		5,350	5,376,750
Kinder Morgan, Inc., 6.50%, 9/01/12		2,235	2,296,462
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		7,100	7,489,002
Shell International Finance BV, 4.00%, 3/21/14		14,500	15,231,032
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		920	980,316
XTO Energy, Inc., 6.75%, 8/01/37		3,370	3,748,896

			78,568,754

Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co., 6.88%, 8/01/97		75	87,310
Eli Lilly & Co., 3.55%, 3/06/12		5,415	5,670,642
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13		8,050	8,648,381
Merck & Co., Inc., 4.00%, 6/30/15		11,910	12,514,278
Pfizer, Inc., 5.35%, 3/15/15		19,655	21,764,119
Roche Holdings Inc. (b):
2.39%, 2/25/11 (a)		2,735	2,809,233
5.00%, 3/01/14		11,425	12,351,293
Wyeth, 6.00%, 2/15/36		100	110,940

			63,956,196

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., 5.65%, 9/15/11		2,220	1,531,800

Road & Rail — 0.0%
The Hertz Corp., 8.88%, 1/01/14		1,160	1,171,600

Software — 0.2%
Oracle Corp., 5.75%, 4/15/18		5,980	6,589,003

Specialty Retail — 0.0%
Limited Brands, Inc., 6.13%, 12/01/12		395	388,795

Wireless Telecommunication Services — 1.4%
Rogers Wireless, Inc., 7.50%, 3/15/15		140	161,396
Verizon Wireless Capital LLC, 3.75%, 5/20/11 (b)(g)		27,550	28,424,079
Vodafone Group Plc:
7.75%, 2/15/10		1,125	1,153,126
5.00%, 12/16/13		275	293,282
4.15%, 6/10/14		13,150	13,504,090
5.00%, 9/15/15		130	137,378

			43,673,351

Total Corporate Bonds — 21.7%			677,591,454

Foreign Agency Obligations	Par (000)		Value

Israel Government Bond:
5.50%, 9/18/23	USD	850	$922,717
5.50%, 4/26/24		625	673,225
Japan Finance Corp., 2.00%, 6/24/11		8,440	8,547,889
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		1,015	1,069,571
Series E, 5.25%, 7/02/12		3,515	3,830,482
Series E, 4.38%, 1/15/13		2,860	3,035,753
Series E, 4.00%, 2/02/15		2,235	2,325,097
Mexico Government International Bond, 6.38%, 1/16/13		2,818	3,089,937
Province of Ontario Canada, 4.10%, 6/16/14		14,630	15,467,787
United Kingdom Gilt, 4.25%, 12/07/49	GBP	4,880	8,064,572

Total Foreign Agency Obligations — 1.5%			47,027,030

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 10.4%
American Home Mortgage Investment Trust, Series 2005-1 Class 6A, 5.29%, 6/25/45 (a)	USD	1,941	1,191,943
Banc of America Alternative Loan Trust, Series 2004-7 Class 4A1, 5.00%, 8/25/19		823	780,585
Bear Stearns Adjustable Rate Mortgage Trust (a):
Series 2005-4 Class 3A1, 5.37%, 8/25/35		69,277	58,104,142
Series 2006-2 Class 2A1, 5.65%, 7/25/36		2,231	1,507,103
BlackRock Capital Finance LP, Series 1997-R2 Class AP, 1.31%, 12/25/35 (a)(b)(j)		10	10,162
CitiMortgage Alternative Loan Trust, Series 2007-A8 Class A1, 6.00%, 10/25/37		23,346	17,625,978
Citigroup Mortgage Loan Trust, Inc., Series 2007-2 Class 2A, 6.00%, 11/25/36		824	753,776
Collateralized Mortgage Obligation Trust, Series 57 Class D, 9.90%, 2/01/19		17	18,514
Countrywide Alternative Loan Trust:
Series 2004-18CB Class 2A5, 0.70%, 9/25/34 (a)		853	736,106
Series 2005-21B Class A17, 6.00%, 6/25/35		20,924	18,936,323
Series 2006-OA10 Class 4A1, 0.44%, 8/25/46 (a)		2,897	1,382,741
Series 2006-0A21 Class A1, 0.44%, 3/20/47 (a)		10,778	5,449,271
Series 2006-OC8 Class 2A1A, 0.34%, 11/25/36 (a)		365	361,721
Series 2006-OC9 Class A1, 0.32%, 12/25/46 (a)		6,081	5,591,757
Series 2006-OC10 Class 2A1, 0.34%, 11/25/36 (a)		4,305	3,989,685
Series 2006-OC11 Class 2A1, 0.35%, 1/25/37 (a)		6,415	5,807,604
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29 Class1A1, 0.79%, 2/25/35 (a)		469	294,899
Series 2006-0A5 Class 2A1, 0.45%, 4/25/46 (a)		4,667	2,216,599
Series 2006-0A5 Class 3A1, 0.45%, 4/25/46 (a)		8,532	3,981,745
Series 2007-16 Class A1, 6.50%, 10/25/37		3,896	3,189,797
Credit Suisse Mortgage Capital Certificates, Series 2006-8 Class 3A1, 6.00%, 10/25/21		4,922	3,273,164
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-2 Class 1A1, 0.65%, 4/25/35 (a)		2,088	1,060,275
First Horizon Asset Securities, Inc., Series 2005-AR3 Class 3A1, 5.50%, 8/25/35 (a)		3,797	3,433,500

See Notes to Financial Statements.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
GSR Mortgage Loan Trust:
Series 2005-AR4 Class 6A1, 5.25%, 7/25/35 (a)	USD	13,373	$11,916,288
Series 2006-0A1 Class 2A1, 0.44%, 8/25/46 (a)		1,475	1,044,323
Series 2006-2F Class 2A2, 5.75%, 2/25/36		1,058	872,974
Harborview Mortgage Loan Trust (a):
Series 2005-8 Class 1A2A, 0.58%, 9/19/35		1,238	662,418
Series 2005-10 Class 2A1A, 0.56%, 11/19/35		1,520	871,334
Series 2006-9 Class 2A1A, 0.46%, 11/19/36		399	198,986
Series 2006-11 Class A1A, 0.42%, 12/19/36		1,050	510,678
Homebanc Mortgage Trust, Series 2006-2 Class A1, 0.43%, 12/25/36 (a)		10,232	4,943,095
Impac CMB Trust, Series 2005-6 Class 1A2, 0.39%, 10/25/35 (a)		603	285,791
Impac Secured Assets CMN Owner Trust (a):
Series 2004-3 Class 1A4, 1.05%, 11/25/34		1,732	1,293,661
Series 2004-3 Class M1, 1.15%, 11/25/34		11,950	3,124,565
IndyMac Index Mortgage Loan Trust, Series 2006-AR41 Class A3, 0.43%, 2/25/37 (a)		16,048	7,506,959
JPMorgan Mortgage Trust:
Series 2006-S2 Class 2A2, 5.88%, 7/25/36		2,326	2,128,151
Series 2007-S1 Class 1A2, 5.50%, 3/25/22		1,497	1,268,939
Luminent Mortgage Trust, Series 2006-7 Class 1A1, 0.43%, 12/25/36 (a)		21,029	9,832,628
Ocwen Residential MBS Corp., Series 1998-R2 Class AP, 9.95%, 11/25/34 (a)(b)		29	5,779
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 Class 2A1, 5.73%, 4/25/37 (a)		25,728	17,637,816
Structured Asset Securities Corp., Series 2005-GEL2 Class A, 0.53%, 4/25/35 (a)		1,057	909,809
WaMu Mortgage Pass Through Certificates (a):
Series 2000-1 Class B1, 4.75%, 1/25/40 (b)		1	58
Series 2006-AR11 Class 1A, 1.86%, 9/25/46		1,347	620,875
Series 2006-AR18 Class 1A1, 5.28%, 1/25/37		26,414	17,467,550
Series 2007-0A4 Class 1A, 1.67%, 5/25/47		5,086	2,656,189
Series 2007-0A5 Class 1A, 1.65%, 6/25/47		5,617	3,019,551
Wells Fargo Mortgage Backed Securities Trust (a):
Series 2005-AR15 Class 2A1, 5.11%, 9/25/35		32,842	30,030,993
Series 2006-AR2 Class 2A5, 5.03%, 3/25/36		29,895	22,272,497
Series 2006-AR3 Class A4, 5.71%, 3/25/36		30,094	22,397,534
Series 2006-AR4 Class 2A4, 5.78%, 4/25/36		1,500	1,107,591
Series 2006-AR12 Class 2A1, 6.10%, 9/25/36		6,786	5,357,415
Series 2006-AR15 Class A1, 5.66%, 10/25/36		6,615	5,129,183
Series 2006-AR17 Class A1, 5.33%, 10/25/36		10,732	8,125,344

			322,896,364

Commercial Mortgage-Backed Securities — 16.7%
Banc of America Commercial Mortgage, Inc., Series 2005-3 Class A3A, 4.62%, 7/10/43		850	844,244
Banc of America Commercial Mortgage, Inc.:
Series 2004-4 Class A6, 4.88%, 7/10/42 (a)		2,840	2,755,669
Series 2004-7 Class 4A1, 6.50%, 4/15/36		1,514	1,566,725
Series 2006-2 Class A4, 5.74%, 5/10/45 (a)		5,460	5,248,924

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities:
Series 1998-C1 Class A2, 6.44%, 6/16/30	USD	461	$460,668
Series 2000-WF2 Class A2, 7.32%, 10/15/32 (a)		1,240	1,273,917
Series 2004-PWR6 Class A6, 4.83%, 11/11/41		440	432,278
Series 2007-PW15 Class A4, 5.33%, 2/11/44		20,950	18,858,691
CS First Boston Mortgage Securities Corp.:
Series 2001-CK6 Class A3, 6.39%, 8/15/36		366	383,108
Series 2002-CKS4 Class A2, 5.18%, 11/15/36		3,440	3,544,757
Series 2002-CP5 Class A1, 4.11%, 12/15/35		6,487	6,597,054
Series 2003-C3 Class A5, 3.94%, 5/15/38		3,550	3,494,013
Series 2003-CPN1 Class A2, 4.60%, 3/15/35		1,000	1,003,307
Chase Commercial Mortgage Securities Corp.:
Series 1999-2 Class A2, 7.20%, 1/15/32		4,560	4,557,239
Series 2000-1 Class A2, 7.76%, 4/15/32		12,385	12,513,863
Citigroup Commercial Mortgage Trust, Series 2005-C3 Class A4, 4.86%, 5/15/43		860	835,066
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5 Class A4, 5.89%, 11/15/44 (a)		446	416,582
Commercial Mortgage Asset Trust, Series 1999-C2 Class A2, 7.55%, 11/17/32 (a)		50	49,948
Commercial Mortgage Pass Through Certificates (a):
Series 2000-C1 Class A2, 7.42%, 8/15/33		176	177,798
Series 2004-LB3A Class A3, 5.09%, 7/10/37		9,900	9,727,017
Series 2007-C9 Class A4, 6.01%, 12/10/49		384	346,366
Credit Suisse Mortgage Capital Certificates, Series 2006-CA4 Class A2, 5.36%, 9/15/39 (k)		25,000	25,238,403
DLJ Commercial Mortgage Corp., Series 2000-CKP1 Class A1B, 7.18%, 11/10/33		2,051	2,112,197
First Union National Bank Commercial Mortgage:
Series 2000-C1 Class A2, 7.84%, 5/17/32		9,582	9,713,247
Series 2001-C2 Class A2, 6.66%, 1/12/43		3,161	3,304,865
Series 2001-C3 Class A3, 6.42%, 8/15/33		1,221	1,283,185
GE Capital Commercial Mortgage Corp.:
Series 2001-3 Class A2, 6.07%, 6/10/38		1,670	1,761,007
Series 2002-1A Class A3, 6.27%, 12/10/35		1,730	1,834,815
Series 2005-C4 Class A4, 5.51%, 11/10/45 (a)		1,850	1,765,905
Series 2007-C1 Class A2, 5.42%, 12/10/49 (k)		38,422	37,887,596
GMAC Commercial Mortgage Securities, Inc.:
Series 1998-C2 Class D, 6.50%, 5/15/35		2,472	2,469,743
Series 2000-C1 Class A2, 7.72%, 3/15/33 (a)		488	489,913
Series 2000-C2 Class A2, 7.46%, 8/16/33 (a)		967	991,565
Series 2000-C2 Class A2, 5.67%, 5/10/40 (a)		2,465	2,571,228
Series 2001-C1 Class B, 6.67%, 4/15/34 (a)		15,000	15,309,608
Series 2003-C3 Class A4, 5.02%, 4/10/40		2,325	2,375,960
Series 2004-C3 Class AAB, 4.70%, 12/10/41		700	709,789
GS Mortgage Securities Corp. II:
Series 2004-GG2 Class A4, 4.96%, 8/10/38		1,625	1,603,677
Series 2006-GG6 Class A2, 5.51%, 4/10/38 (a)		18,650	18,778,855
Series 2007-GG10 Class A2, 5.78%, 8/10/45 (a)(k)		36,500	36,614,555
Greenwich Capital Commercial Funding Corp.:
Series 2004-GG1 Class A4, 4.76%, 6/10/36		20,425	20,573,719
Series 2005-GG3 Class A3, 4.57%, 8/10/42		2,445	2,424,283
Series 2005-GG3 Class AAB, 4.62%, 8/10/42		955	964,063
Series 2006-GG7 Class A4, 5.92%, 7/10/38 (a)		467	426,907
Series 2007-GG9 Class A4, 5.44%, 3/10/39		1,850	1,639,495

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	37

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1 Class A3, 5.86%, 10/12/35	USD	960	$1,010,938
Series 2001-CIB2 Class A3, 6.43%, 4/15/35		21,558	22,246,754
Series 2001-CIB3 Class A3, 6.47%, 11/15/35		2,960	3,111,879
Series 2001-CIBC Class A3, 6.26%, 3/15/33		1,031	1,064,511
Series 2004-CBX Class A5, 4.65%, 1/12/37		900	896,990
Series 2006-LDP8 Class A2, 5.29%, 5/15/45 (k)		25,000	25,056,573
Series 2007-LD1 Class A2, 5.99%, 6/15/49 (a)		9,700	9,724,910
LB-UBS Commercial Mortgage Trust:
Series 2000-C3 Class A2, 7.95%, 5/15/25 (a)		13,176	13,280,473
Series 2000-C4 Class A2, 7.37%, 8/15/26		831	849,430
Series 2005-C1 Class AAB, 4.57%, 2/15/30		1,050	1,072,585
Series 2006-C7 Class A2, 5.30%, 11/15/38		20,170	20,128,819
Series 2007-C1 Class A4, 5.42%, 2/15/40		1,500	1,257,943
Series 2007-C7 Class A2, 5.59%, 9/15/45		1,845	1,854,212
Merrill Lynch/Countrywide Commercial Mortgage Series 2006-2 Class A2, 5.88%, 6/12/46 (a)(k)		14,159	14,412,408
Merrill Lynch Mortgage Trust (a):
Series 2006-C1 Class A2, 5.79%, 5/12/39 (k)		40,000	40,469,176
Series 2007-C1 Class A2, 5.92%, 6/12/50		1,850	1,852,774
Morgan Stanley Capital, Class A2:
Series 2006-IQ11, 5.69%, 10/15/42 (a)		6,715	6,776,914
Series 2007-HQ11, 5.36%, 2/12/44 (k)		13,000	12,878,182
Series 2007-HQ12, 5.81%, 4/12/49 (a)		3,520	3,373,109
Morgan Stanley Dean Witter Capital I:
Series 2000-LIFE Class A2, 7.57%, 11/15/36 (a)		7,790	7,824,521
Series 2001-TOP3 Class A4, 6.39%, 7/15/33		1,319	1,375,370
Prudential Mortgage Capital Funding, LLC Series 2001-Rock Class A2, 6.61%, 5/10/34		2,114	2,214,621
Prudential Securities Secured Financing Corp. Series 2000-C1 Class A2, 7.73%, 5/17/32 (a)		8,424	8,508,038
Salomon Brothers Mortgage Securities VII, Inc.:
Series 2000-C1 Class A2, 7.52%, 2/18/32 (a)		146	146,634
Series 2000-C3 Class A2, 6.59%, 12/18/33		1,420	1,455,739
Series 2001-C2 Class A3, 6.50%, 11/13/36		4,769	5,036,796
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21 Class A3, 5.21%, 10/15/44 (a)		9,420	9,480,462
Series 2006-C28 Class A2, 5.50%, 10/15/48 (k)		29,196	29,290,341
Series 2006-C29 Class A4, 5.31%, 11/15/48		7,040	6,339,007

			520,921,923

Interest Only Collateralized Mortgage Obligations — 0.0%
GS Mortgage Securities Corp. II, Series 2003-C1 Class X2, 0.97%, 1/10/40 (b)		11,206	40,012
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A Class X, 2.06%, 5/25/36 (a)(b)		9,805	303,915

			343,927

Total Non-Agency Mortgage-Backed Securities — 27.1%			844,162,214

Taxable Municipal Bonds	Par (000)		Value

Chicago Metropolitan Water Reclamation District, GO, Build America Bonds, 5.72%, 12/01/38	USD	4,195	$4,607,620
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		2,210	2,484,084
Leland Stanford Junior University, 4.75%, 5/01/19		2,450	2,580,928
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		5,540	6,884,613
New Jersey State Turnpike Authority, RB, Build America Bonds, Taxable, Series F, 7.41%, 1/01/40		1,245	1,540,289
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		4,600	4,841,132
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		3,275	3,615,895
State of California, GO, Taxable, Various Purpose, Series 3, 5.45%, 4/01/15		20,425	21,574,315
State of Texas, GO, Build America Bonds, Taxable, 5.52%, 4/01/39		11,140	11,809,403

Total Taxable Municipal Bonds — 1.9%			59,938,279

U.S. Government Sponsored Agency Securities

Agency Obligations — 4.4%
Fannie Mae:
6.25%, 2/01/11		16,780	17,770,591
5.25%, 8/01/12		49,176	52,555,866
1.75%, 8/10/12		325	326,481
6.63%, 11/15/30		200	258,143
Federal Home Loan Banks, 5.38%, 5/15/19 (g)(l)		36,340	39,852,697
Freddie Mac:
1.75%, 6/15/12 (g)		10,700	10,756,485
2.13%, 3/23/12		1,850	1,884,266
Resolution Funding Corp. (m):
6.39%, 7/15/18		100	70,698
6.40%, 10/15/18		100	69,778
Tennessee Valley Authority, 5.25%, 9/15/39		12,145	12,814,469

			136,359,474

Collateralized Mortgage Obligations — 1.7%
Fannie Mae Mortgage Backed Securities:
Series 2003-41 Class XU, 4.00%, 7/25/15		5,584	5,618,615
Series 2003-W5 Class A, 0.47%, 4/25/33 (a)		20	17,809
Series 2004-29 Class HC, 7.50%, 7/25/30		847	903,838
Series 2005-63 Class PA, 5.50%, 10/25/24		2,677	2,693,827
Series 2006-26 Class QA, 5.50%, 6/25/26		1,112	1,151,052
Series 2006-M2 Class A2A, 5.27%, 10/25/32 (a)		4,600	5,007,252
Series 2007-22 Class PA, 5.50%, 3/25/37		12,266	13,183,502
Series 2007-108 Class AN, 8.83%, 11/25/37 (a)		12,682	13,934,127
Series 2989 Class KA, 4.50%, 3/15/19		823	855,643
Freddie Mac Mortgage Backed Securities:
Series 2825 Class VP, 5.50%, 6/15/15		1,361	1,462,334
Series 3063 Class YB, 5.50%, 6/15/26 (b)		1,035	1,061,891
Series 3068 Class VA, 5.50%, 10/15/16		8,300	8,762,453

			54,652,343

Federal Deposit Insurance Corporation Guaranteed — 5.7%
Citibank NA, 1.38%, 8/10/11		47,100	47,268,430
Citigroup Funding, Inc.:
2.13%, 7/12/12		12,005	12,137,523
1.88%, 10/22/12		25,800	25,849,975
2.25%, 12/10/12		1,715	1,738,091
Citigroup, Inc., 1.88%, 5/07/12		1,465	1,474,701

See Notes to Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value

Federal Deposit Insurance Corporation Guaranteed (concluded)
General Electric Capital Corp.:
2.25%, 3/12/12	USD	16,400	$16,696,168
2.00%, 9/28/12		16,400	16,491,397
2.13%, 12/21/12		33,930	34,238,186
2.63%, 12/28/12		20,550	21,054,523
Morgan Stanley, 2.25%, 3/13/12		1,205	1,227,049

			178,176,043

Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae Mortgage Backed Securities, Series 2009-26 Class SC, 5.95%, 1/16/38		24,082	2,332,131

Mortgage-Backed Securities — 38.1%
Fannie Mae Mortgage Backed Securities:
4.00%, 10/15/39 – 10/20/39 (n)		32,100	32,249,352
4.50%, 12/01/20 – 11/15/39 (g)(n)		377,051	382,968,500
5.00%, 4/01/21 – 10/15/39 (g)(n)		194,315	202,977,002
5.04%, 8/01/38 (a)		15,099	15,794,169
5.50%, 7/01/14 – 10/15/39 (n)		171,023	179,689,599
6.00%, 1/01/21 – 10/15/39 (n)		157,228	166,460,213
6.28%, 8/01/11		1,800	1,914,386
6.50%, 8/01/32 – 11/15/39 (n)		25,922	27,606,797
Freddie Mac Mortgage Backed Securities:
4.00%, 5/01/10		257	259,584
5.00%, 2/01/22 – 10/15/39 (n)		38,043	39,938,031
5.34%, 2/01/37 (a)		260	273,286
5.50%, 8/01/17 – 10/15/39 (n)		75,436	79,149,031
5.54%, 2/01/37 (a)		276	290,722
5.72%, 10/01/36 (a)		168	175,704
6.00%, 5/01/13 – 9/01/37		754	800,621
Ginnie Mae Mortgage Backed Securities:
2.75%, 5/20/34 (a)		2,052	2,065,039
5.00%, 10/15/39 (n)		53,700	55,562,746
5.50%, 11/15/33 – 2/15/35		517	545,718
7.50%, 4/15/31 – 3/15/32		362	408,775

			1,189,129,275

Total U.S. Government Sponsored Agency Securities — 50.0%			1,560,649,266

U.S. Treasury Obligations

U.S. Treasury Notes:
0.77%, 9/30/11		11,930	11,939,317
1.38%, 9/15/12		1,750	1,746,992
2.38%, 9/30/14		28,690	28,764,020
3.00%, 9/30/16		211,590	212,432,975
3.75%, 11/15/18		485	501,862
3.63%, 8/15/19 (o)		58,115	59,649,585
5.25%, 2/15/29		21,200	24,608,557
3.50%, 2/15/39		49,235	44,603,857
4.25%, 5/15/39 (g)		11,254	11,642,612
U.S. Treasury Strips, 4.62%, 8/15/20 (m)		53,190	35,032,689

Total U.S. Treasury Obligations — 13.8%			430,922,466

Total Long-Term Investments (Cost — $4,121,074,035) — 129.5%			4,045,041,941

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.20% (j)(p)	2,551,335	$2,551,335

Total Short-Term Securities (Cost — $2,551,335) — 0.1%		2,551,335

Options Purchased	Contracts (q)

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 10/19/09, Broker JPMorgan Chase Bank NA	61	121
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, expiring 10/21/09, Broker Barclays Bank Plc	78	122,540
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR expiring 10/30/09, Broker JPMorgan Chase Bank NA	6	64
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 11/06/09, Broker JPMorgan Chase Bank NA	47	2,340
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR expiring 11/09/09, Broker Barclays Bank Plc	17	8,619
Receive a fixed rate of 2.37% and pay a floating rate based on 3-month LIBOR, expiring 11/16/09, Broker Goldman Sachs Bank USA	66	2,324
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 11/30/09, Broker Morgan Stanley Capital Services, Inc.	142	474,848
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 12/17/09, Broker Morgan Stanley Capital Services, Inc.	108	462,788
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 3/11/10, Broker Barclays Bank Plc	2	2,477
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 3/12/10, Broker Barclays Bank Plc	28	32,090
Receive a fixed rate of 3.40% and pay a floating rate based on 3-month LIBOR, expiring 4/08/10, Broker Deutsche Bank AG	48	1,062,527
Receive a fixed rate of 4.40% and pay a floating rate based 3-month LIBOR, expiring 6/22/10, Broker Deutsche Bank AG	54	3,958,304
Receive a fixed rate of 1.92% and pay a floating rate based on 3-month LIBOR expiring 9/02/10, Broker Morgan Stanley Capital Services, Inc.	236	1,252,746
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR expiring 9/03/10, Broker Citibank NA	236	1,293,286

		8,675,074

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, expiring 10/21/09, Broker Barclays Bank Plc	78	2,575,835
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, expiring 3/15/10, Broker Royal Bank of Scotland Plc	144	1,652,947
Pay a fixed rate of 3.40% and receive a floating rate based 3-month LIBOR, expiring 4/08/10, Broker Deutsche Bank AG	48	2,249,148

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	39

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts (q)	Value

Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 4.40% and receive a floating rate based 3-month LIBOR, expiring 6/22/10, Broker Deutsche Bank AG	54	$1,216,697
Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, expiring 9/02/10, Broker Morgan Stanley Capital Services, Inc.	236	1,208,670
Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, expiring 9/03/10, Broker Citibank NA	236	1,189,106

		10,092,403

Total Options Purchased (Cost — $25,498,448) — 0.6%		18,767,477

Total Investments Before TBA Sale Commitments and Options Written (Cost — $4,149,123,818*) — 130.2%		4,066,360,753

TBA Sale Commitments (n)		Par (000)

Fannie Mae Mortgage Backed Securities:
4.50%, 12/01/20 – 11/15/39	USD	82,000	(83,408,334)
5.00%, 4/01/21 – 10/15/39		62,200	(65,212,844)
5.50%, 7/01/14 – 10/15/39		65,400	(68,484,123)
6.00%, 1/01/21 – 10/15/39		152,900	(161,320,500)
Freddie Mac Mortgage Backed Securities:
5.00%, 2/01/22 – 10/15/39		31,000	(32,530,625)
6.00%, 5/01/13 – 9/01/37		500	(527,656)

Total TBA Sale Commitments (Proceeds — $408,498,005) — (13.2)%			(411,484,082)

Options Written	Contracts (q)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 5.49% and receive a floating rate based on 3-month LIBOR, expiring 10/26/09, Broker JPMorgan Chase Bank NA	5	(925,711)
Pay a fixed rate of 5.67% and receive a floating rate based on 3-month LIBOR, expiring 1/04/10, Broker Citibank NA	4	(661,767)
Pay a fixed rate of 3.18% and receive a floating rate based on 3-month LIBOR, expiring 1/06/10, Broker Citibank NA	4	(41,308)
Pay a fixed rate of 3.58% and receive a floating rate based on 3-month LIBOR, expiring 1/08/10, Broker Deutsche Bank AG	93	(2,305,727)
Pay a fixed rate of 3.50% and receive a floating rate based on 3-month LIBOR, expiring 1/11/10, Broker Deutsche Bank AG	67	(1,440,590)
Pay a fixed rate of 4.87% and receive a floating rate based on 3-month LIBOR, expiring 2/04/10, Broker Deutsche Bank AG	116	(12,829,983)
Pay a fixed rate of 3.31% and receive a floating rate based on 3-month LIBOR, expiring 3/12/10, Broker JPMorgan Chase Bank NA	7	(116,187)
Pay a fixed rate of 3.32% and receive a floating rate based on 3-month LIBOR, expiring 3/12/10, Broker Deutsche Bank AG	20	(364,140)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, expiring 3/22/10, Broker Citibank NA	45	(1,934,527)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, expiring 3/22/10, Broker Citibank NA	53	(2,241,404)

Options Written	Contracts (q)	Value

Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, expiring 3/22/10, Broker Citibank NA	40	$(1,921,303)
Pay a fixed rate of 3.74% and receive a floating rate based on 3-month LIBOR, expiring 3/25/10, Broker Citibank NA	45	(1,624,050)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, expiring 3/29/10, Broker Citibank NA	40	(1,284,240)
Pay a fixed rate of 3.80% and receive a floating rate based on 3-month LIBOR, expiring 5/28/10, Broker Morgan Stanley Capital Services, Inc.	80	(3,245,040)
Pay a fixed rate of 4.42% and receive a floating rate based on 3-month LIBOR, expiring 6/02/10, Broker Deutsche Bank AG	7	(490,490)
Pay a fixed rate of 4.52% and receive a floating rate based on 3-month LIBOR, expiring 6/02/10, Broker Barclays Bank Plc	3	(213,847)
Pay a fixed rate of 4.67% and receive a floating rate based on 3-month LIBOR, expiring 6/07/10, Broker Barclays Bank Plc	4	(331,600)
Pay a fixed rate of 4.80% and receive a floating rate based on 3-month LIBOR, expiring 6/11/10, Broker Barclays Bank Plc	108	(10,830,693)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, expiring 8/26/10, Broker Goldman Sachs Bank USA	28	(1,597,874)
Pay a fixed rate of 4.12% and receive a floating rate based on 3-month LIBOR, expiring 8/27/10, Broker Morgan Stanley Capital Services, Inc.	25	(1,465,428)
Pay a fixed rate of 4.08% and receive a floating rate based on 3-month LIBOR, expiring 9/01/10, Broker Deutsche Bank AG	20	(1,106,880)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, expiring 9/23/10, Broker Citibank NA	54	(2,928,697)
Pay a fixed rate of 4.08% and receive a floating rate based on 3-month LIBOR, expiring 9/24/10, Broker Deutsche Bank AG	80	(4,445,790)
Pay a fixed rate of 2.44% and receive a floating rate based on 3-month LIBOR. expiring 12/17/10, Broker Royal Bank of Scotland Plc	8	(52,402)
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, expiring 3/28/11, Broker JPMorgan Chase Bank NA	4	(139,097)

		(54,538,775)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 5.49% and pay a floating rate based on 3-month LIBOR, expiring 10/26/09, Broker JPMorgan Chase Bank NA	5	(54)
Receive a fixed rate of 5.67% and pay a floating rate based on 3-month LIBOR, expiring 1/04/10, Broker Citibank NA	4	(1,173)
Receive a fixed rate of 3.18% and pay a floating rate based on 3-month LIBOR, expiring 1/06/10, Broker Citibank NA	4	(178,216)
Receive a fixed rate of 4.08% and pay a floating rate based on 3-month LIBOR, expiring 1/08/10, Broker Deutsche Bank AG	93	(1,015,992)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, expiring 1/11/10, Broker Deutsche Bank AG	67	(863,369)

See Notes to Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Written	Contracts (q)	Value

Over-the-Counter Put Swaptions Written (continued)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 2/04/10, Broker Deutsche Bank AG	35	$(52,809)
Receive a fixed rate of 4.87% and pay a floating rate based on 3-month LIBOR, expiring 2/04/10, Deutsche Bank AG	116	(457,408)
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring 3/11/10, Broker Barclays Bank Plc	2	(68,999)
Receive a fixed rate of 3.31% and pay a floating rate based on 3-month LIBOR, expiring 3/12/10, Broker JPMorgan Chase Bank NA	7	(312,357)
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring 3/12/10, Broker Barclays Bank Plc	28	(886,780)
Receive a fixed rate of 3.32% and pay a floating rate based on 3-month LIBOR, expiring 3/12/10, Broker Deutsche Bank AG	20	(950,780)
Receive a fixed rate of 5.50% and pay a floating rate based on 3-month LIBOR, expiring 3/15/10, Broker Royal Bank of Scotland Plc	144	(374,862)
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, expiring 3/22/10, Broker Citibank NA	45	(1,161,395)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, expiring 3/22/10, Broker Citibank NA	53	(1,412,938)
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, expiring 3/22/10, Broker Citibank NA	40	(951,201)
Receive a fixed rate of 3.74% and pay a floating rate based on 3-month LIBOR, expiring 3/25/10, Broker Citibank NA	45	(1,403,055)
Receive a fixed rate of 3.65% and pay floating rate based on 3-month LIBOR, expiring 3/29/10, Broker Citibank NA	40	(1,399,080)
Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR, expiring 5/28/10, Broker Morgan Stanley Capital Services, Inc.	80	(1,477,920)
Receive a fixed rate of 4.42% and pay a floating rate based on 3-month LIBOR, expiring 6/02/10, Broker Deutsche Bank AG	7	(133,211)
Receive a fixed rate of 4.52% and pay a floating rate based on 3-month LIBOR, expiring 6/02/10, Broker Barclays Bank Plc	3	(47,988)
Receive a fixed rate of 4.67% and pay a floating rate based on 3-month LIBOR, expiring 6/07/10, Broker Barclays Bank Plc	4	(58,464)
Receive a fixed rate of 4.80% and pay a floating rate based on 3-month LIBOR, expiring 6/11/10, Broker Barclays Bank Plc	108	(1,560,738)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, expiring 8/26/10, Broker Goldman Sachs Bank USA	28	(981,042)
Receive a fixed rate of 4.12% and pay a floating rate based on 3-month LIBOR, expiring 8/27/10, Broker Morgan Stanley Capital Services, Inc.	25	(909,117)
Receive a fixed rate of 4.08% and pay a floating rate based on 3-month LIBOR, expiring 9/01/10, Broker Deutsche Bank AG	20	(751,600)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, expiring 9/23/10, Broker Citibank NA	54	(2,136,737)

Options Written	Contracts (q)	Value

Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.08% and pay a floating rate based on 3-month LIBOR, expiring 9/24/10, Broker Deutsche Bank AG	80	$(3,166,433)
Receive a fixed rate of 2.44% and pay a floating rate based on 3-month LIBOR, expiring 12/17/10, Broker Royal Bank of Scotland Plc	8	(1,008,923)
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, expiring 3/28/11, Broker JPMorgan Chase Bank NA	4	(312,613)

		(24,035,254)

Total Options Written (Premiums Received — $80,029,707) — (2.5)%		(78,574,029)

Total Investments — 114.5%		3,576,302,642
Liabilities in Excess of Other Assets — (14.5)%		(452,647,861)

Net Assets — 100.0%		$3,123,654,781

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,154,627,912

Gross unrealized appreciation	$96,248,465
Gross unrealized depreciation	(184,515,624)

Net unrealized depreciation	$(88,267,159)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Amount is less than $1,000.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	All or a portion of security has been pledged as collateral in connection with swaps.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)

Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown reflects the effective yield at the time of purchase.

(j)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Gain	Income

BlackRock Capital Finance LP, Series 1997-R2 Class AP, 1.31%, 12/25/35	—		—	—	$1,074
BlackRock Liquidity Funds, TempFund, Institutional Class	$2,551,335	[1]	—	—	$49,614

[1] Represents net purchase cost.

(k)	All or a portion of security held as collateral in connection with TALF program.

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(m)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	41

Schedule of Investments (continued)	Master Total Return Portfolio

(n)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)

BNP Paribas	$36,925,000	$98,438
Citigroup Global Markets, Inc.	$(16,989,117)	$(88,195)
Credit Suisse Securities LLC	$164,677,852	$452,305
Deutsche Bank Securities, Inc.	$148,839,938	$808,747
Goldman Sachs & Co.	$143,273,213	$1,172,046
JPMorgan Securities, Ltd.	$(38,845,148)	$178,415
Morgan Stanley Capital Services, Inc.	$(121,748,082)	$(1,582,605)

(o)	All or a portion of security has been pledged as collateral for reverse repurchase agreements.

(p)	Represents the current yield as of report date.

(q)	One contract represents a notional amount of $1 million.

•

For Master Portfolio compliance purposes, the Master Portfolio ‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Investments in companies considered to be an affiliate of the Master Portfolio, during the period October 1, 2008 to December 31, 2008, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income

Merrill Lynch Mortgage Trust Series 2007-C1 Class AM, 5.73%, 6/12/50	—	—	—	$18,780

•	Reverse repurchase agreements outstanding as of September 30, 2009 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse Securities	0.10%	09/30/09	TBD	$17,510,049	$17,510,000

•	Financial futures contracts purchased as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

48	Long Gilt	London	December 2009	$9,028,729	$66,202
4,091	5-Year U.S. Treasury Notes	Chicago	December 2009	$472,559,357	2,380,174
1,159	10-Year U.S. Treasury Notes	Chicago	December 2009	$136,364,114	778,183

Total					$3,224,559

•	Financial futures contracts sold as of September 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation

4	2-Year U.S. Treasury Notes	Chicago	December 2009	$866,991	$(884)
439	30-Year U.S. Treasury Bond	Chicago	December 2009	$52,555,495	(728,130)

Total					$(729,014)

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD 18,241,020	GBP	11,160,000	Citibank NA	10/28/09	$407,958

•	Interest rate swaps outstanding as of September 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

4.05% (a)	3-month LIBOR	Barclays Bank Plc	December 2009	USD	57,800	$407,508

1.75% (a)	3-month LIBOR	Goldman Sachs Bank USA	June 2011	USD	14,700	158,413

2.25% (b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	35,680	(246,299)

2.85% (b)	3-month LIBOR	Deutsche Bank AG	August 2014	USD	32,900	(353,367)

2.90% (b)	3-month LIBOR	Credit Suisse International	August 2014	USD	44,000	(573,714)

2.80% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2014	USD	38,400	(306,078)

2.81% (a)	3-month LIBOR	Citibank NA	February 2016	USD	50,000	(513,939)

3.73% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	32,100	764,977

3.68% (a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	68,900	1,366,264

3.50% (a)	3-month LIBOR	Citibank NA	September 2019	USD	34,100	133,528

3.50% (a)	3-month LIBOR	Bank of America NA	September 2019	USD	49,400	195,444

3.47% (a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD	46,600	51,963

3.43% (b)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	17,700	39,610

4.24% (c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD	11,615	(527,033)

4.42% (c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD	38,165	(2,169,299)

5.41% (a)	3-month LIBOR	JPMorgan Chase Bank NA	August 2022	USD	24,125	4,407,664

4.35% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2039	USD	26,700	(2,022,889)

4.06% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	USD	6,000	139,440

3.50% (b)	3-month LIBOR	Barclays Bank Plc	March 2040	USD	7,400	678,410

Total						$1,630,603

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

(c)	Pays fixed interest rate and receives floating rate at expiration date.

See Notes to Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Total Return Portfolio

•	Credit default swaps on single-name issues — buy protection outstanding as of September 30, 2009 were as follows:

Issuer	Pay Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Centex Corp.	6.92%	JPMorgan Chase Bank NA	December 2010	USD	3,890	$(303,130)
Limited Brands, Inc.	1.07%	UBS AG	December 2010	USD	7,625	125,963
Radio Shack Corp.	1.16%	UBS AG	December 2010	USD	7,625	(39,726)
Knight Inc.	1.80%	Credit Suisse International	January 2011	USD	5,350	(46,952)
Sara Lee Corp.	0.60%	JPMorgan Chase Bank NA	March 2011	USD	7,720	(35,624)
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	USD	7,770	(98,925)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	2,220	115,441
KB Home	4.90%	JPMorgan Chase Bank NA	September 2011	USD	6,600	(367,292)
Wendy’s International Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	USD	5,380	(159,051)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD	405	(14,098)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD	3,605	(445,480)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD	1,260	(171,821)
MeadWestvaco Corp.	1.20%	Deutsche Bank AG	June 2012	USD	5,925	(92,469)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	USD	555	(14,770)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank NA	June 2012	USD	2,445	(190,396)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc	September 2012	USD	1,655	3,017
Knight Inc.	1.00%	Royal Bank of Scotland Plc	September 2012	USD	580	1,701
Limited Brands, Inc.	1.00%	Royal Bank of Scotland Plc	December 2012	USD	395	(2,337)
Pulte Homes, Inc.	1.00%	Royal Bank of Scotland Plc	March 2013	USD	430	792
Belo Corp.	5.00%	Barclays Bank Plc	June 2013	USD	1,665	(245,942)
DR Horton, Inc.	5.04%	JPMorgan Chase Bank NA	June 2013	USD	7,830	(932,048)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	USD	7,800	(68,550)
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD	5,705	(795,420)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	USD	2,915	(426,075)
Centex Corp.	1.00%	Royal Bank of Scotland Plc	December 2013	USD	205	(5,817)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD	8,259	(1,216,320)

Issuer	Pay Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD	4,815	$(714,932)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD	2,292	(151,974)
DR Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD	9,105	(290,163)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD	1,160	(377,784)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD	2,260	(77,968)
Tyson Foods, Inc.	4.10%	Barclays Bank Plc	March 2014	USD	3,240	(275,694)
Tyson Foods, Inc.	4.22%	Barclays Bank Plc	March 2014	USD	3,250	(292,365)
DR Horton, Inc.	5.07%	JPMorgan Chase Bank NA	September 2014	USD	2,269	(338,916)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD	1,350	44,059
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	USD	9,960	(929,950)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD	1,745	(212,124)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD	4,390	(1,497,207)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	March 2015	USD	1,285	(346,364)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD	2,720	(194,944)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD	3,610	(583,989)
First Data Corp.	5.00%	Barclays Bank Plc	December 2015	USD	4,610	(804,168)
First Data Corp.	5.00%	Credit Suisse International	December 2015	USD	1,915	(334,052)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	USD	1,275	(216,525)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD	10,080	(4,159,192)
First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2015	USD	2,440	(425,633)
American Greetings Corp.	5.00%	Royal Bank of Scotland Plc	September 2016	USD	570	21,125

Total						$(17,584,089)

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	43

Schedule of Investments (concluded)	Master Total Return Portfolio

•	Credit default swaps on single-name issues — sold protection outstanding as of September 30, 2009 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation

SLM Corp.	5.00%	Barclays Bank Plc	March 2013	BBB–	USD	5,000	$(561,341)

[1]	Using Standard and Poor’s ratings.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of September 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

Dow Jones CDX North America High Yield	5.00%	Credit Suisse International	December 2014	USD	32,450	$385,417

•	Currency and Portfolio Abbreviations:

GBP	British Pound
GO	General Obligation Bonds
LIBOR	London Inter Bank Offered Rate
RB	Revenue Bonds
TBD	To be determined
USD	US Dollar

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1
Short-Term Investments	$2,551,335	—

Level 2
Long-Term Investments:
Asset-Backed Securities	346,998,862	—
Corporate Bonds	677,397,042	—
Foreign Agency Obligations	47,027,030	—
Non-Agency Mortgage-Backed Securities	844,146,215	—
Preferred Securities	63,208,939	—
Taxable Municipal Bonds	59,938,279	—
TBA Sale Commitments	—	$(411,484,082)
U.S. Government Sponsored Agency Securities	1,560,649,266	—
U.S. Treasury Obligations	430,922,466	—

Total Level 2	4,030,288,099	(411,484,082)

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 3
Long-Term Investments:
Asset-Backed Securities	$14,543,431	—
Corporate Bonds	194,412	—
Non-Agency Mortgage-Backed Securities	15,999	—

Total Level 3	14,753,842	—

Total	$4,047,593,276	$(411,484,082)

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	$3,224,559	$(729,014)
Level 2	28,195,046	(101,047,843)
Level 3	21,125	(176,205,090)

Total	$31,440,730	$(277,981,947)

[1]

Other financial instruments are swaps, financial futures contracts, options, TALF loans and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options and TALF loans are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total

Balance, as of September 30, 2008	$1,963,843	—	$10,232	$1,974,075
Accrued discounts/ premiums	—	—	—	—
Realized gain (loss)	395	—	—	395
Change in unrealized appreciation (depreciation)[2]	(847,919)	—	—	(847,919)
Net purchases (sales)	(120,236)	—	(70)	(120,306)
Net transfers in/out of Level 3	13,547,348	$194,412	5,837	13,747,597

Balance, as of September 30, 2009	$14,543,431	$194,412	$15,999	$14,753,842

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

The following is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:

Other Financial Instruments[3]

	Assets	Liabilities

Balance, as of September 30, 2008	—	—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Net transfers in/out of Level 3	$21,125	$(176,205,090)

Balance, as of September 30, 2009	$21,125	$(176,205,090)

[3]	Other financial instruments are swaps and TALF loans.

See Notes to Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Statement of Assets and Liabilities	Master Total Return Portfolio

September 30, 2009

Assets

Investments at value — unaffiliated (cost — $4,146,562,383)	$4,063,799,256
Investments at value — affiliated (cost — $2,561,435)	2,561,497
Foreign currency at value (cost — $2,369)	2,612
Unrealized appreciation on swaps	9,040,736
Unrealized appreciation on foreign currency exchange contracts	407,958
TBA sale commitments receivable	408,498,005
Investments sold receivable	361,389,949
Interest receivable	23,048,027
Swap premiums paid	18,144,907
Contributions receivable from investors	17,416,607
Swaps receivable	3,539,391
Margin variation receivable	690,529
Prepaid expenses	60,726

Total assets	4,908,600,200

Liabilities

TBA sale commitments at value (proceeds — $408,498,005)	411,484,082
Reverse repurchase agreements	17,510,000
Options written at value (premiums received — $80,029,707)	78,574,029
Investments purchased payable	1,062,671,285
Loan payable	173,508,758
Unrealized depreciation on swaps	25,170,146
Withdrawals payable to investors	10,606,363
Swaps payable	3,322,864
Interest expense payable	357,902
Investment advisory fees payable	168,364
Other affiliates payable	15,399
Officer’s and Directors’ fees payable	2,289
Other accrued expenses payable	295,197
Other liabilities	1,258,741

Total liabilities	1,784,945,419

Net Assets	$3,123,654,781

Net Assets Consist of

Investors’ capital	$3,221,176,628
Net unrealized appreciation/depreciation	(97,521,847)

Net Assets	$3,123,654,781

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	45

Statement of Operations	Master Total Return Portfolio

Year Ended September 30, 2009

Investment Income

Interest	$173,539,853
Dividends	84,551
Income — affiliated	71,920

Total income	173,696,324

Expenses

Investment advisory	1,955,736
Accounting services	637,408
Borrowing costs[1]	347,423
Professional	245,694
Custodian	234,700
Officer and Directors	102,200
Printing	10,227
Miscellaneous	205,805

Total expenses excluding interest expense	3,739,193
Interest expense	1,059,184

Total expenses	4,798,377
Less fees waived by advisor	(9,393)
Less fees paid indirectly	(1,702)

Total expenses after fees waived and paid indirectly	4,787,282

Net investment income	168,909,042

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(200,460,141)
Financial futures contracts and swaps	(16,961,804)
Options written	(8,404,977)
Foreign currency	13,180,552

(212,646,370)

Net change in unrealized appreciation/depreciation on:
Investments	316,691,127
Financial futures contracts and swaps	6,859,451
Options written	4,571,672
Foreign currency	(6,942,831)

321,179,419

Total realized and unrealized gain	108,533,049

Net Increase in Net Assets Resulting from Operations	$277,442,091

[1]	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Statements of Changes in Net Assets	Master Total Return Portfolio

	Year Ended September 30,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$168,909,042	$210,800,448
Net realized gain (loss)	(212,646,370)	9,509,510
Net change in unrealized appreciation/depreciation	321,179,419	(411,992,926)

Net increase (decrease) in net assets resulting from operations	277,442,091	(191,682,968)

Capital Transactions

Proceeds from contributions	889,293,142	808,890,417
Value of withdrawals	(1,288,029,428)	(1,352,430,633)

Net decrease in net assets derived from capital transactions	(398,736,286)	(543,540,216)

Net Assets

Total decrease in net assets	(121,294,195)	(735,223,184)
Beginning of year	3,244,948,976	3,980,172,160

End of year	$3,123,654,781	$3,244,948,976

Financial Highlights	Master Total Return Portfolio

	Year Ended September 30,

	2009	2008	2007	2006	2005

Total Investment Return

Total investment return	10.95%	(5.76)%	4.45%	3.88%	3.13%

Ratios to Average Net Assets

Total expenses	0.17%	0.15%	0.10%	0.12%	0.10%

Total expenses after fees waived and paid indirectly	0.17%	0.15%	0.10%	0.12%	0.10%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.13%	0.10%	0.10%	0.12%	0.10%

Net investment income	6.10%	5.59%	5.35%	4.90%	3.81%

Supplemental Data

Net assets, end of year (000)	$3,123,655	$3,244,949	$3,980,172	$2,902,237	$2,871,830

Portfolio turnover	708%[1]	1,081%[2]	153%	208%	235%

[1]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[2]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 418%.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	47

Notes to Financial Statements	Master Total Return Portfolio

1. Organization and Significant Accounting Policies:

Master Total Return Portfolio (the “Master Portfolio”) is a part of Master Bond LLC (the “Master LLC”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Directors to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Master LLC’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models. The models consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the respective Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Master Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Master Portfolio reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a

48	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	Master Total Return Portfolio

decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated pre-payment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Master Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Master Portfolio.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	49

Notes to Financial Statements (continued)	Master Total Return Portfolio

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Master Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

TBA Commitments: The Master Portfolio may enter into TBA commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Master Portfolio’s other assets.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, written options, foreign currency exchange contracts, financial futures contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements) the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Master Portfolio amortizes all premiums and discounts on debt securities.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on the interest, dividends and capital gains at various rates. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remain open for each of the four years ended September 30, 2009. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Master Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown as fees paid indirectly in the Statement of Operations.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	Master Total Return Portfolio

2. Derivative Financial Instruments:

The Master Portfolio may engage in various portfolio investment strategies both to increase the returns of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Master Portfolio and its counterparties. The ISDA Master Agreement allows the Master Portfolio to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparty are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Master Portfolio’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Master Portfolio. For over-the-counter purchased options, the Master Portfolio bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Master Portfolio do not give rise to counterparty credit risk, as written options obligate the Master Portfolio to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Master Portfolio may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Master Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the US dollar.

Options: The Master Portfolio may purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	51

Notes to Financial Statements (continued)	Master Total Return Portfolio

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing a security at a price different from the current market value. The Master Portfolio may execute transactions in both listed and over-the-counter options.

Swaps: The Master Portfolio may enter into swap agreements, in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps — The Master Portfolio may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	Master Total Return Portfolio

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of September 30, 2009*

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts**	Net unrealized appreciation/depreciation/Unrealized appreciation on swaps/Investments at value — unaffiliated	$30,335,257	Net unrealized appreciation/depreciation/Unrealized depreciation on swaps/Options written at value	$86,015,661
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	407,958
Credit contracts	Unrealized appreciation on swaps	697,515	Unrealized depreciation on swaps	18,457,528

Total		$31,440,730		$104,473,189

*	For open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.

**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended September 30, 2009

	Net Realized Gain (Loss) From

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts	Total

Interest rate contracts	$128,787	$(11,265,570)	$19,693,405	—	$8,556,622
Foreign currency exchange contracts	—	—	—	$13,254,418	13,254,418
Credit contracts	—	(5,825,021)	—	—	(5,825,021)

Total	$128,787	$(17,090,591)	$19,693,405	$13,254,418	$15,986,019

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts	Total

Interest rate contracts	$17,190,170	$6,163,219	$(17,364,500)	—	$5,988,889
Foreign currency exchange contracts	—	—	—	$(7,012,721)	(7,012,721)
Credit contracts	—	(16,493,938)	—	—	(16,493,938)

Total	$17,190,170	$(10,330,719)	$(17,364,500)	$(7,012,721)	$(17,517,770)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Master Portfolio under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC, on behalf of the Master Portfolio, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Master Portfolio. For such services, the Master Portfolio pays a monthly fee based upon the aggregate average daily value of the net assets of the Master Portfolio and BlackRock High Income Fund of BlackRock Bond Fund, Inc. at an annual rate of 0.20% of the aggregate average daily net assets not exceeding $250 million; 0.15% of the aggregate average daily net assets in excess of $250 million but less than $500 million; 0.10% of the aggregate average daily net assets in excess of $500 million but less than $750 million and 0.05% of the aggregate average daily net assets in excess of $750 million. For the year ended September 30, 2009, the aggregate average daily net asset value of the Master Portfolio and BlackRock High Income Fund was approximately $3,633,656,000.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Master Portfolio to the Manager.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	53

Notes to Financial Statements (continued)	Master Total Return Portfolio

For the year ended September 30, 2009, the Master Portfolio reimbursed the Manager $61,316 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master Portfolio may earn income on positive cash balances in demand deposit accounts. For the year ended September 30, 2009 the Master Portfolio earned $2,452, which is included in income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master Portfolio reimburses the Manager for compensation paid to the Master Portfolio’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2009 were $19,427,734,709 and $20,802,265,790, respectively.

For the year ended September 30, 2009, purchases and sales of US government securities were $7,095,596,517 and $6,157,049,887, respectively.

For the year ended September 30, 2009, purchases and sales of mortgage dollar rolls were $8,622,751,446 and $9,084,516,043, respectively.

Transactions in options written for the year ended September 30, 2009 were as follows:

Call Options Written	Contracts†	Premiums Received

Outstanding options written, at beginning of year	597	$21,278,695
Options written	1,448	64,129,152
Options exercised	(246)	(6,431,500)
Options closed	(839)	(40,809,245)

Outstanding options written, at end of year	960	$38,167,102

†	Swaption contracts include a notional amount of $1 million.

Put Options Written	Contracts†	Premiums Received

Outstanding options written, at beginning of year	1,117	$24,958,498
Options written	1,658	68,627,985
Options expired	(765)	(10,111,302)
Options exercised	(1)	(14,410)
Options closed	(840)	(41,598,166)

Outstanding options written, at end of year	1,169	$41,862,605

†	Swaption contracts include a notional amount of $1 million.

5. Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master Portfolio may borrow up to the maximum amount allowable under the Master Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Master Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets. The Master Portfolio pays a commitment fee of 0.08% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in borrowing costs in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2009.

On August 28, 2009, the Master Portfolio borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the U.S. Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Master Portfolio posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are is shown as loan payable on the Statement of Assets and Liabilities. The following is a summary of the outstanding TALF loans and related information as of September 30, 2009:

Number of Loans	Aggregate Amount of Loans	Maturity Date	Interest Rate	Value of Eligible Securities

8	$173,508,758	8/28/14	3.81%	$206,697,438

54	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (concluded)	Master Total Return Portfolio

The non-recourse provision of the TALF loans allows the Master Portfolio to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Master Portfolio can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Master Portfolio paid to the FRBNY a one time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by the Master Portfolio and is included in borrowing costs in the Statement of Operations. The Master Portfolio also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statement of Operations.

Since the Master Portfolio has the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Master Portfolio associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Master Portfolio.

The Master Portfolio has elected to account for the outstanding TALF loans at fair value. The Master Portfolio elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statement of Operations which could result if only the Eligible Securities were fair valued. In fair valuing TALF loans, the Master Portfolio considers various factors such as observable market transactions, if available, changes in the value of Eligible Securities, interest rate movements, and the potential likelihood and timing of loan repayments. Any change in unrealized gain or loss associated with fair valuing TALF loans will be reflected in the Statement of Operations. As of September 30, 2009, the fair value of the Master Portfolio’s TALF loan obligation was determined to be equal to its face value and as a result there were no unrealized gains or losses recorded by the Master Portfolio.

For the year ended September 30, 2009, the Master Portfolio’s average amount of outstanding transactions considered as borrowings from reverse repurchase agreement, treasury rolls and TALF loans was approximately $361,542,000 and the daily weighted average interest rate was 0.28%.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Master Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master Portfolio’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	55

Report of Independent Registered Public Accounting Firm	Master Total Return Portfolio

To the Investors and Board of Directors of Master Bond LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Total Return Portfolio of Master Bond LLC (the “Master LLC”), as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Total Return Portfolio of Master Bond LLC as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

56	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Balanced Capital Fund, Inc. (the “Fund”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

58	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Fund ranked in the second, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

60	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Officers and Directors of the Fund and Master Bond LLC

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 RICs consisting of 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	Since 2007

Trustee and member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 RICs consisting of 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 RICs consisting of 101 Portfolios	Knology, Inc. (tele-communications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.

				35 RICs consisting of 101 Portfolios	Alcatel-Lucent (tele-communications); Global Specialty Metallurgical (metal-lurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 RICs consisting of 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				35 RICs consisting of 101 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	61

Officers and Directors of the Fund and Master Bond LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				35 RICs consisting of 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director and Member of the Audit Committee	Since 1981	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a director for the Fund/Master Bond LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund/Master Bond LLC board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			172 RICs consisting of 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/ Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

			35 RICs consisting of 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			172 RICs consisting of 283 Portfolios	None

[3]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund/Master Bond LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master Bond LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

62	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Officers and Directors of the Fund and Master Bond LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund/Master Bond LLC Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009

Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	63

Officers and Directors of the Fund and Master Bond LLC (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund/Master Bond LLC Officers[1] (concluded)

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1] Officers of the Fund/Master Bond LLC serve at the pleasure of the Board.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodians
State Street Bank
and Trust Company
Boston, MA 02111

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Distributor
BlackRock
Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr &
Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund and Master Bond LLC, retired. The Fund’s and Master Bond LLC’s Boards wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Master Bond LLC, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund and Master Bond LLC.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund and Master Bond LLC. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Fund and Master Bond LLC.

64	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLCs vote proxies relating to securities held in the Fund’s/Master LLCs’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLCs file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLCs’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s/Master LLCs’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	65

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2009	67

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10252-9/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Balanced Capital Fund, Inc.	$37,800	$36,300	$0	$0	$6,100	$6,100	$1,028	$1,049
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$34,500	$34,300	$0	$0	$9,200	$9,200	$0	$0
Master Total Return Portfolio of Master Bond LLC	$51,300	$48,300	$0	$0	$9,200	$9,200	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Balanced Capital Fund, Inc.	$414,628	$412,149
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$416,700	$414,200
Master Total Return Portfolio of Master Bond LLC	$416,700	$414,200

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: November 20, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: November 20, 2009